UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

AGILYSYS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF

2024 ANNUAL MEETING OF STOCKHOLDERS

Date and Time Thursday, September 12, 2024 8:00 AM, Eastern time	Meeting Location 3655 Brookside Parkway, Suite 300 Alpharetta, Georgia	Record Date Close of Business July 15, 2024

Please join us for the Agilysys, Inc. 2024 Annual Meeting of Stockholders to be held on Thursday, September 12, 2024, at 8:00 a.m., Eastern time at the Company's offices at 3655 Brookside Parkway, Suite 300, Alpharetta, Georgia 30022.

The purposes of the Annual Meeting are:

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To elect the seven director nominees named in the attached Proxy Statement;
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To approve the Agilysys, Inc. 2024 Equity Incentive Plan;
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To vote, on a non-binding advisory basis, to approve the compensation of our named executive officers set forth in the Proxy Statement;
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To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2025; and
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To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on July 15, 2024, are entitled to vote at the Annual Meeting. It is important to vote your shares at the Annual Meeting, regardless of whether you plan to attend the meeting. In addition to voting by mail, you may vote by telephone or internet. Please refer to your enclosed proxy card and the Proxy Statement for information regarding how to vote by telephone or internet. If you choose to vote by mail, please sign, date, and promptly return your proxy card in the enclosed envelope.

By Order of the Board of Directors, Michael A. Kaufman Chairman of the Board of Directors July 26, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

to be held on September 12, 2024. The Proxy Statement and our Annual Report on Form 10-K

for the fiscal year ended March 31, 2024, are available at www.agilysys.com.

TABLE OF

Proxy Statement

PROXY STATEMENT

2024 ANNUAL MEETING OF STOCKHOLDERS

Annual Meeting Information

General Information

This Proxy Statement and the enclosed proxy card are being provided in connection with the solicitation by the board of directors of Agilysys, Inc., a Delaware corporation (“Agilysys,” the “Company,” “we,” “our,” or “us”), to be used at the Annual Meeting of Stockholders to be held at 8:00 AM, Eastern time, on September 12, 2024, and any adjournments or postponements of the Annual Meeting. The Annual Meeting will be held at the Company's principal executive offices at 3655 Brookside Parkway, Suite 300, Alpharetta, Georgia 30022.

The purposes of the Annual Meeting are stated in the accompanying Notice. This Proxy Statement, the enclosed proxy card, and our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 (“2024 Annual Report”), are first being mailed to stockholders and made available electronically on our website at www.agilysys.com beginning on or about July 26, 2024.

Record Date, Voting Shares, and Quorum

Stockholders of record of our common shares at the close of business on July 15, 2024, the “Record Date,” are entitled to notice of and to vote their shares at the Annual Meeting, or any adjournment or postponement of the Annual Meeting. On the Record Date, there were 27,881,686 common shares outstanding and entitled to vote. Each common share is entitled to one vote. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the common shares outstanding at the close of business on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. We will include abstentions and broker non-votes in the number of common shares present at the Annual Meeting for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares. Our common shares are listed on the NASDAQ Global Select Market under the symbol AGYS. References within this Proxy Statement to our common shares refer to shares of our common stock, without par value, the only class of securities entitled to vote at the Annual Meeting.

How to Vote

If you are the record holder of common shares, you or your duly authorized agent may vote by completing and returning the enclosed proxy card in the envelope provided. You may also vote by telephone or internet. Telephone and internet voting information is provided on your proxy card. A control number, located on the proxy card, is designed to verify your identity, allow you to vote your shares, and confirm that your voting instructions have been properly recorded. Please note the deadlines for voting by telephone, internet, and proxy card as set forth on the proxy card. If you vote by telephone or internet, you need not return your proxy card. You may also attend the Annual Meeting and vote in person; however, we encourage you to vote your shares in advance of the Annual Meeting even if you plan on attending. If your common shares are held by a bank, broker or any other nominee, you must follow the voting instructions provided to you by the bank, broker, or nominee. Although most banks and brokers offer voting by mail, telephone, and internet, availability and specific procedures will depend on their voting arrangements.

Unless revoked, common shares represented by a properly signed and returned proxy card (or other valid form of proxy), or as instructed via telephone or internet, received in time for voting will be voted as instructed. If your proxy card is signed and returned with no instructions given, the persons designated as proxy holders on the proxy card will vote as follows:

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Proxy Statement

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FOR the election of each director nominee named herein (proposal 1);
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FOR the approval of the Agilysys, Inc. 2024 Equity Incentive Plan (proposal 2);
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FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers (proposal 3); and
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FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm (proposal 4).

The Company knows of no other matters scheduled to come before the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy gives discretionary authority to the proxy holders with respect to such business, and the proxy holders intend to vote the proxy as recommended by our board of directors with regard to any such business, or, if no such recommendation is given, the proxy holders will vote in their own discretion.

Revocability of Proxies

You may revoke or change your vote at any time before the final vote on the matter is taken at the Annual Meeting by submitting to our Secretary a notice of revocation or by timely delivery of a valid, later-dated, duly executed proxy by mail, telephone, or internet. You may also revoke or change your vote by attending the Annual Meeting and voting in person. If your shares are held by a bank, broker, or other nominee, you must contact the bank, broker, or nominee and follow their instructions for revoking or changing your vote.

Vote Required, Abstentions, and Broker Non-Votes

If a quorum is present at the Annual Meeting, the nominees named herein for election as directors in proposal 1 will be elected if they receive a greater number of votes “for” their election than votes “against” their election. Abstentions and broker non-votes will have no effect on the election of directors.

For each of proposal 2 (approval of the 2024 Equity Incentive Plan), proposal 3 (advisory vote on named executive officer compensation), and proposal 4 (ratification of independent registered public accounting firm), if a quorum is present at the Annual Meeting, the affirmative vote of the holders of shares representing a majority of the common shares present or represented by proxy and entitled to vote will be required to approve each proposal.

The effect of an abstention is the same as a vote against each of proposals 2, 3, and 4. If you hold your shares in street name and do not give your broker or nominee instruction as to how to vote your shares with respect to proposals 2 and 3, your broker or nominee will not have discretionary authority to vote your shares on proposals 2 or 3. These broker non-votes will have the same effect as a vote against each of proposals 2 and 3.

Proposal 4 is considered a “routine proposal” on which your broker or nominee will have discretionary authority to vote your shares if you do not give voting instructions, and accordingly we do not expect any broker non-votes to result from proposal 4.

No Cumulative Voting

Under our certificate of incorporation, our stockholders do not have cumulative voting rights in the election of directors.

Proxy Solicitation

The cost of solicitation of proxies, including the cost of preparing, assembling, and mailing the Notice, Proxy Statement, and proxy card, will be borne by the Company. In addition to solicitation by mail, arrangements may be made with brokerage houses and other custodians, nominees, and fiduciaries to send proxy materials to their principals, and we may reimburse them for their expenses in so doing. Our officers, directors, and employees may, without additional compensation, personally or by other appropriate means request the return of proxies.

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Proxy Statement

Attending the Annual Meeting

All holders of our common shares at the close of business on the Record Date, or their duly appointed proxies, are authorized to attend the Annual Meeting. Cameras, recording devices, and other electronic devices will not be permitted at the Annual Meeting. If you hold your common shares through a bank, broker, or other nominee, you will need to bring a copy of the brokerage statement reflecting your share ownership as of the Record Date, or a legal proxy from your bank or broker, to attend the meeting.

Voting Results

Preliminary voting results will be announced at the Annual Meeting. Within four business days following the Annual Meeting, final results, or preliminary results if final results are unknown, will be announced on a Form 8-K filed with the Securities and Exchange Commission (“SEC”). If preliminary results are announced on a Form 8-K, final results will be announced on an amendment to the Form 8-K filed with the SEC within four business days after the final results are known.

Company Information

Our 2024 Annual Report is being mailed with this Proxy Statement. These documents also are available electronically on our website at www.agilysys.com, under Investor Relations. Our 2024 Annual Report and the other information available on or through our website is not incorporated into this Proxy Statement and is not to be considered proxy solicitation material. If you wish to have additional copies of our 2024 Annual Report, we will mail copies to you without charge. Requests may be sent to our corporate headquarters at: Agilysys, Inc., Attn: Investor Relations, 3655 Brookside Parkway, Suite 300, Alpharetta, Georgia 30022, or you may request copies through our website, under Investor Relations. These documents have been filed with the SEC and may be accessed from the SEC’s website at www.sec.gov. If you have any questions about the Annual Meeting or these proxy materials, please contact Investor Relations by telephone at 770-810-7941, or by email at investorrelations@agilysys.com, or through our website under Investor Relations.

Corporate Governance

Corporate Governance Guidelines

The Corporate Governance Guidelines (the “Guidelines”) adopted by our board of directors are intended to provide a sound framework to assist the board of directors in fulfilling its responsibilities to stockholders. Under the Guidelines, the board of directors exercises its role in overseeing the Company by electing qualified and competent officers and by monitoring the performance of the Company. The Guidelines state that the board of directors and its committees exercise oversight of executive officer compensation and director compensation, succession planning, director nominations, corporate governance, financial accounting and reporting, internal controls, strategic and operational issues, and compliance with laws and regulations. The Guidelines also state the board of directors’ policy regarding eligibility for the board of directors, including director independence and qualifications for director candidates, events that require resignation from the board of directors, service on other public company boards of directors, and stock ownership guidelines. The Nominating and Corporate Governance Committee annually reviews the Guidelines and makes recommendations for changes to the board of directors. The Guidelines are available on our website at www.agilysys.com, under Investor Relations.

Code of Business Conduct

The Code of Business Conduct adopted by our board of directors applies to all directors, officers, and employees of the Company, as well as certain third parties, and incorporates additional ethics standards applicable to our Chief Executive Officer, Chief Financial Officer, and other senior financial officers of the Company, and any person performing a similar function. The Code of Business Conduct is reviewed annually by the Audit Committee, and recommendations for change are submitted to the board of directors for approval. The Code of Business Conduct is available on our website at www.agilysys.com, under Investor Relations. The Company has in place a reporting hotline and website available for use by all employees and third parties, as described in the Code of Business

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Proxy Statement

Conduct. Any employee or third-party can anonymously report potential violations of the Code of Business Conduct through the hotline or website, both of which are managed by an independent third party. Reported violations are promptly reported to and investigated by the Company. Reported violations are addressed by the Company and, if related to accounting, internal accounting controls, or auditing matters, the Audit Committee. In addition, we intend to post on our website all disclosures that are required by law or NASDAQ listing standards concerning any amendments to, or waivers from, any provision of the Code of Business Conduct.

Director Independence

NASDAQ listing standards provide that at least a majority of the members of the board of directors must be independent, meaning free of any relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Guidelines state that the board of directors should consist of a substantial majority of independent directors. A director is not independent if he or she fails to satisfy the standards for director independence under NASDAQ listing standards, the rules of the SEC, and any other applicable laws, rules, and regulations. During the board of directors’ annual review of director independence, the board of directors considers transactions, relationships, and arrangements, if any, between each director or a director’s immediate family members and the Company or its management. In May 2024, the board of directors performed its annual director independence review and, as a result, determined that each of Donald Colvin, Dana Jones, Jerry Jones, Michael A. Kaufman, Melvin Keating, and John Mutch qualify as independent directors. Ramesh Srinivasan is not independent because of his service as President and CEO of the Company.

Director Attendance

The board of directors held 5 meetings during fiscal year 2024, and no director attended less than 75% of the aggregate of the total number of board of director meetings and meetings held by committees of the board of directors on which the director served. Independent directors meet regularly in executive session at board of director and committee meetings, and executive sessions are chaired by the chairman of the board or by the appropriate committee chair. It is the board of directors’ policy that all its members attend the Annual Meeting of Stockholders absent exceptional cause. All the directors attended the 2023 Annual Meeting of Stockholders.

Stockholder Communication with Directors

Stockholders and others who wish to communicate with the board of directors as a whole, or with any individual director, may do so by sending a written communication to such director(s) in care of our Secretary at our Alpharetta, Georgia office address, and our Secretary will forward the communication to the specified director(s).

Committees of the Board

During fiscal year 2024, the board of directors had three standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Audit Committee also had a standing Cybersecurity Risk Subcommittee. Mr. Srinivasan is not a member of any board committee or subcommittee. At the end of the fiscal year, the members and chairperson of each committee and subcommittee were as follows:

Director	Audit	Cybersecurity Risk Subcommittee	Compensation	Nominating and Corporate Governance
Donald Colvin*	Chair
Dana Jones*	X		Chair
Jerry Jones		X	X	X
Michael A. Kaufman			X	Chair
Melvin Keating			X	X
John Mutch*	X	X		X

*Qualifies as an Audit Committee Financial Expert.

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Proxy Statement

As of July 15, 2024, the committee membership set forth above remained the same.

Committee Charters. The board of directors has adopted a charter for each committee, and each committee with a charter is responsible for the annual review of its respective charter. Charters for each committee are available on our website at www.agilysys.com, under Investor Relations.

Audit Committee. The Audit Committee held 8 meetings during fiscal year 2024. The Audit Committee reviews, with our independent registered public accounting firm, the proposed scope of our annual audits and audit results, as well as interim reviews of quarterly reports; reviews the adequacy of internal financial controls; reviews internal audit functions; is directly responsible for the appointment, determination of compensation, retention, and general oversight of our independent registered public accounting firm; reviews related person transactions; oversees the Company’s implementation of its Code of Business Conduct; and reviews any concerns identified by either the internal or external auditors. The board of directors determined that all Audit Committee members are financially literate and independent under NASDAQ listing standards and SEC rules for audit committee members. The board of directors also determined that each of Ms. Jones and Messrs. Colvin and Mutch qualify as an “audit committee financial expert” under SEC rules.

Cybersecurity Risk Subcommittee of the Audit Committee. In March of 2023, at the recommendation of the Audit and Nominating and Corporate Governance Committees, the board of directors formed the Cybersecurity Risk Subcommittee of the Audit Committee to assist the Audit Committee in its oversight of cybersecurity risks. The Cybersecurity Risk Subcommittee held 5 meetings during fiscal year 2024.

The Cybersecurity Risk Subcommittee is responsible for reviewing the Company’s policies and procedures with respect to privacy, network and data security, information technology systems, cybersecurity incident response and risk management, as well as assessing the implementation and effectiveness of such policies and procedures. In addition, the Cybersecurity Risk Subcommittee assesses the Company’s management of risks related to the Company’s information technology systems and processes; reviews the Company’s utilization of information technology and security resources, including staffing; and reviews information technology strategies or programs relating to new security technologies. As part of its responsibility, the Cybersecurity Risk Subcommittee reviews the periodic security assessments conducted by the Company and any audits of the Company’s information technology systems and processes, evaluating the risk of potential cyber threats and recommending risk mitigation measures.

In accordance with the Cybersecurity Risk Subcommittee Charter, the Cybersecurity Risk Subcommittee consists of two independent directors, Messrs. Jones and Mutch, each of whom have the requisite experience in information technology or cybersecurity and an understanding of cyber threats, risk mitigation and policy.

Compensation Committee. The Compensation Committee held 3 meetings during fiscal year 2024. The purpose of the Compensation Committee is to enhance stockholder value by ensuring that pay available to the board of directors, Chief Executive Officer, and other executive officers enables us to attract and retain high-quality leadership and is consistent with our executive pay philosophy. As part of its responsibility, the Compensation Committee oversees our pay plans and policies; annually reviews and determines all pay, including base salary, annual cash incentive, long-term equity incentive, and retirement and perquisite plans; administers our incentive programs, including establishing performance goals, determining the extent to which performance goals are achieved, and determining awards; administers our equity pay plans, including making grants to our executive officers; and regularly evaluates the effectiveness of the overall executive pay program and evaluates our incentive plans to determine if the plans’ measures or goals encourage inappropriate risk-taking by our executives. A more complete description of the Compensation Committee’s functions is found in the Compensation Committee Charter. The board of directors determined that all Compensation Committee members are independent under NASDAQ listing standards for compensation committee members. Our Finance, Legal and Human Resources Departments support the Compensation Committee in its work and, in some cases, as a result of delegation of authority by the Compensation Committee, fulfill various functions in administering our pay programs. In addition, the Compensation Committee has the authority to engage the services of outside consultants and advisers to assist it. The Committee engages compensation consultants to perform current market assessments when it believes that such an assessment would inform its decision making with respect to executive compensation. The

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Proxy Statement

Compensation Committee did not engage any compensation consultant to advise it in connection with setting compensation for the Named Executive Officers in fiscal year 2024.

Our Chief Executive Officer, Chief Financial Officer and General Counsel attend Compensation Committee meetings when executive compensation, Company performance, and individual performance are discussed and evaluated by Compensation Committee members, and they provide their thoughts and recommendations on executive pay issues during these meetings and provide updates on financial performance, industry status, and other factors that may impact executive compensation. Decisions regarding the Chief Executive Officer’s compensation were based solely on the Compensation Committee’s deliberations, while compensation decisions regarding other executive officers took into consideration recommendations from the Chief Executive Officer. Only Compensation Committee members make decisions on executive officer compensation and approve all outcomes.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (“Nominating Committee”) held 3 meetings during fiscal year 2024. The board of directors determined that all Nominating Committee members are independent under NASDAQ listing standards. The Nominating Committee assists the board of directors in finding and nominating qualified people for election to the board; reviewing stockholder-recommended nominees; assessing and evaluating the board of directors’ effectiveness; and establishing, implementing, and overseeing our governance programs and policies. The Nominating Committee is responsible for reviewing the qualifications of, and recommending to the board of directors, individuals to be nominated for membership on the board of directors. The board of directors has adopted Guidelines for Qualifications and Nomination of Director Candidates (“Nominating Guidelines”), and the Nominating Committee considers nominees using the criteria set forth in the Nominating Guidelines. At a minimum, a director nominee must:

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Be of proven integrity with a record of substantial achievement;
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Have demonstrated ability and sound business judgment based on broad experience;
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Be able and willing to devote the required amount of time to the Company’s affairs, including attendance at board of director and committee meetings;
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Be analytical and constructive in the objective appraisal of management’s plans and programs;
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Be committed to maximizing stockholder value and building a sound company, long-term;
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Be able to develop a professional working relationship with other directors and contribute to the board or directors’ working relationship with senior management of the Company;
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Be able to exercise independent and objective judgment and be free of any conflicts of interest with the Company; and
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Be able to maintain the highest level of confidentiality.

The Nominating Committee considers the foregoing factors, among others, in identifying nominees; however, there is no policy requiring the Nominating Committee to consider the impact of any one factor by itself. Although the Nominating Committee does not have a specific diversity policy, diversity is one of several factors considered in our corporate governance guidelines. The Nominating Committee also will consider the board of directors’ current and anticipated needs in terms of number, specific qualities, expertise, skills, experience, and background. In addition, the Corporate Governance Guidelines state that the board of directors should have a balanced membership, with diverse representation of relevant areas of experience, expertise, and backgrounds. The Nominating Committee seeks nominees that collectively will build a capable, responsive, and effective board of directors, prepared to address strategic, oversight, and governance challenges. The Nominating Committee believes that the backgrounds and qualifications of the directors as a group should provide a significant mix of experience, knowledge, and abilities that will enable the board of directors to fulfill its responsibilities.

The Nominating Committee will consider stockholder-recommended nominees for membership on the board of directors. For a stockholder to properly nominate a candidate for election as a director at a meeting of the stockholders, the stockholder must be a stockholder of record at the time the notice of the nomination is given and at the time of the meeting, be entitled to vote at the meeting in the election of directors, and have given timely

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written notice of the nomination to the Secretary. To be timely, notice must be received by the Secretary, in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary of the previous year’s annual meeting; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th calendar day following the day on which public disclosure of the date of such annual meeting is first made. In the case of a special meeting, timely notice must be received by the Secretary not later than the close of business on the 10th day after the date of such meeting is first publicly disclosed. A stockholder’s notice must set forth, as to each candidate:

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Name, age, business address, and residence address of the candidate;
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Principal occupation or employment of the candidate;
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Class and number of shares that are owned of record or beneficially by the candidate;
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Information about the candidate required to be disclosed in a proxy statement complying with the rules and regulations of the SEC;
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Written consent of the candidate to serve as a director if elected and a representation that the candidate does not and will not have any undisclosed voting arrangements with respect to his or her actions as a director, will comply with the Company’s Bylaws and all other publicly disclosed corporate governance, conflict of interest, confidentiality, and share ownership and trading policies and Company guidelines;
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Name and address of the stockholder making such nomination and of the beneficial owner, if any, on whose behalf the nomination is made;
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Class and number of shares that are owned of record or beneficially by the stockholder and by any such beneficial owner as of the date of the notice;
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Representation that the stockholder or any such beneficial owner is a holder of record or beneficially of the shares entitled to vote at the meeting and intends to remain so through the date of the meeting;
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Description of any agreement, arrangement, or understanding between or among the stockholder and any such beneficial owner and any other persons (including their names) with respect to such nomination;
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Description of any agreement, arrangement, or understanding in effect as of the date of the stockholder’s notice pursuant to which the stockholder, any such beneficial owner, or any other person directly or indirectly has other economic interests in the shares of the Company;
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Representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and
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Representation whether the stockholder intends to comply with Rule 14a-19 promulgated under the Exchange Act, including delivering a proxy statement and/or form of proxy to holders of at least sixty-seven percent (67%) of the voting power of the outstanding common and preferred shares, and/or otherwise to solicit proxies in support of the nomination.

The Nominating Committee may request additional information from such nominee to assist in its evaluation. The Nominating Committee will evaluate any stockholder-recommended nominees in the same way it evaluates nominees recommended by other sources, as described above.

Board Leadership

The board of directors determined that having an independent director serve as chairman of the board is in the best interest of stockholders at this time. The structure ensures a greater role for our independent directors in the oversight of the Company and the active participation in setting agendas and establishing priorities and procedures for the board of directors. Pursuant to the board of directors’ Corporate Governance Guidelines, it is our policy that the positions of chairman of the board and chief executive officer be held by different individuals, except as otherwise determined by the board of directors. Mr. Kaufman has served as Chairman of the Board since 2015.

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Proxy Statement

Risk Oversight

Management is responsible for the day-to-day management of risks facing the Company. The board of directors, as a whole and through its committees, particularly the Audit Committee, is actively involved in the oversight of such risks. The board of directors’ role in risk oversight includes regular reports at board of director and Audit Committee meetings from members of senior management on areas of material risk to the Company, including strategic, financial, operational, and legal and regulatory compliance risks. Management regularly identifies and updates, among other items, the population of possible risks for the Company, assigns risk ratings, prioritizes the risks, assesses likelihood of risk occurrence, develops risk mitigation plans for prioritized risks, and assigns roles and responsibilities to implement mitigation plans. Risks are ranked by evaluating each risk’s likelihood of occurrence and magnitude.

The board of directors’ Compensation Committee, in consultation with management, evaluates our incentive plans to determine if the plans’ measures or goals encourage inappropriate risk-taking by our employees. As part of its evaluation, the Compensation Committee determined that the performance measures and goals were tied to our business, financial, and strategic objectives. As such, the incentive plans are believed not to encourage risk-taking outside of the range of risks contemplated by the Company’s business plan.

Given the nature of our business, management is highly focused on identifying and managing a broad range of cybersecurity risks. These risks include those relating to our internal systems, as well as to our products and services for customers. The full board of directors has primary responsibility for oversight of the Company’s cybersecurity risks. The Audit Committee is also responsible for reviewing the Company’s information and cybersecurity risks and the steps that management has taken to protect against threats to the Company’s information systems and security, including results of periodic security assessments performed in conjunction with ongoing monitoring. The Audit Committee has formed a Cybersecurity Risk Subcommittee to assist the Audit Committee in its oversight of cybersecurity risks. By its charter, all members of the Cybersecurity Risk Subcommittee must have a background or experience in information technology or cybersecurity and an understanding of cyber threats, risk mitigation and policy.

To more effectively prevent, detect and respond to information security threats, the Company maintains a cybersecurity risk management program, which is supervised by a dedicated Chief Information Security Officer whose team is responsible for leading enterprise-wide cybersecurity strategy, policies, standards, architecture and processes. Both the board of directors and the Cybersecurity Risk Subcommittee receive regular reports from the Chief Information Security Officer on, among other things, the Company’s cybersecurity risks and threats, the status of projects to strengthen the Company’s information security systems, assessments of the Company’s security programs, mitigation strategies, areas of emerging risks, incidents and industry trends. The Cybersecurity Risk Subcommittee reports directly to the Audit Committee regarding cybersecurity risks, including with respect to all information provided by the Chief Information Security Officer.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during fiscal year 2024 (Ms. Jones and Messrs. Jones, Kaufman, and Keating) is or has been an officer or employee of the Company or has had any relationship with the Company required to be disclosed as a related person transaction, and none of our executive officers served on the compensation committee (or other committee serving an equivalent function) or board of any company that employed any member of our Compensation Committee or our board of directors during fiscal year 2024.

Policy on Hedging of Shares

We do not have any practices or policies regarding hedging or offsetting any decrease in the market value of the Company’s equity securities held by employees or directors of the Company.

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Director Compensation

During fiscal year 2024, the board of directors approved compensation for non-employee directors consisting of the following:

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$40,000 annual cash retainer for each non-employee director;
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$35,000 annual cash retainer for the chairman of the board;
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$15,000 annual cash retainer for the chairman of the Audit Committee;
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$12,500 annual cash retainer for the chairman of the Compensation Committee;
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$7,500 annual cash retainer for the chairman of the Nominating & Corporate Governance Committee;
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$10,000 annual cash retainer for each member of the Audit, Nominating & Corporate Governance, and Compensation Committees, including each chairman; and
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An award of restricted shares to each non-employee director valued at $100,000 on the grant date.

We also reimburse our directors for reasonable out-of-pocket expenses incurred for attendance at board of directors and committee meetings.

The fiscal year 2024 equity award for each director consisted of 1,435 restricted shares, based on the closing price of the Company’s common stock of $69.65 on the date the grant was approved by the board of directors, and was granted under the 2020 Equity Incentive Plan. The restricted shares vested on March 31, 2024, and provided for pro-rata vesting upon retirement prior to March 31, 2024.

Our directors are subject to share ownership guidelines that require ownership of common stock with a market value of six times the director’s respective annual cash retainer within five years of service. We pay no additional fees for board of director or committee meeting attendance.

Director Compensation for Fiscal Year 2024

Director (1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)

Donald Colvin	65,000	100,000	165,000
Dana Jones	72,500	100,000	172,500
Jerry Jones	70,000	100,000	170,000
Michael A. Kaufman	102,500	100,000	202,500
Melvin Keating	60,000	100,000	160,000
John Mutch	70,000	100,000	170,000

(1)
Our CEO, Ramesh Srinivasan, is also a member of the board of directors, but he receives no direct compensation for such service.
(2)
Fees are paid quarterly.
(3)
Amounts in this column represent the fair value of the restricted shares computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 based on a grant date of May 24, 2023. The closing price of the Company’s common stock on May 24, 2023, was $69.65. As of March 31, 2024, each of Ms. Jones and Messrs. Colvin, Jones, Kaufman, Keating and Mutch held 0 unvested stock awards.

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ProPOSAL 1

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors currently consists of seven members whose term expires at this Annual Meeting. In each case, subject to their earlier death, resignation, removal or retirement, the directors remain in office until their respective successors are duly elected and qualified, notwithstanding the expiration of the otherwise applicable term.

Nominees for Director

Upon the recommendation of the Nominating and Corporate Governance Committee, comprised of independent directors, the board of directors has nominated each of Donald Colvin, Dana Jones, Jerry Jones, Michael A. Kaufman, Melvin Keating, John Mutch and Ramesh Srinivasan for election to the board of directors for a term of one year, to serve until the annual meeting of stockholders in 2025 and until their successors have been duly elected and qualified, subject to their earlier death, resignation, retirement or removal. Information concerning the nominees for election at this Annual Meeting is set forth below.

Unless the stockholder specifies otherwise as to any of these nominees, the shares represented by a validly executed proxy will be voted “FOR” the election of each of Ms. Jones and Messrs. Colvin, Jones, Kaufman, Keating, Mutch and Srinivasan for a one-year term. Each nominee has indicated his or her willingness to serve as a director, if elected.

A biography for each director nominee follows and, if applicable, arrangements under which a director was appointed to the board of directors or information regarding any involvement in certain legal or administrative proceedings is provided. Additional information about the experiences, qualifications, attributes, or skills of each director and director nominee in support of his or her service on the board of directors is also provided.

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ProPOsal 1

Director Nominees

PROPOSAL 1:

Recommendation of the Board of Directors

The board of directors recommends a vote “for” the election of each of the nominees. Proxy cards received by the company will be voted "FOR" the election of each of the nominees unless the stockholder specifies otherwise on the proxy card.

DONALD COLVIN

Independent Director

Age 71 | Director since 2015

Committee Memberships:

•
Audit (Chair)

Other Public Board Directorships:

•
Viavi Solutions Inc.
•
Maxeon Solar

Education:

Mr. Colvin earned his B.A. in Economics, with honors, and an M.B.A. from the University of Strathclyde in Scotland.

Biographical Information

Mr. Colvin is a director of Viavi Solutions Inc. (Nasdaq: VIAV), a global provider of network test, monitoring and assurance solutions, and a director and chairman of the board of Maxeon Solar (Nasdaq: MAXN). He was formerly a director of UTAC Holdings, Ltd., a private Singapore technology company, and a director of Applied Micro Circuits Corporation from 2007 to 2011. Mr. Colvin previously served as Chief Financial Officer of Caesars Entertainment Corporation from November 2012 to January 2015. Caesars Entertainment Group filed for bankruptcy protection in January 2015. Before that, he was Executive Vice President and Chief Financial Officer of ON Semiconductor Corp. from April 2003 to October 2012. Prior to joining ON Semiconductor, he held a number of financial leadership positions, including Vice President of Finance and Chief Financial Officer of Atmel Corporation, Chief Financial Officer of European Silicon Structures as well as several financial roles at Motorola Inc.

Value Mr. Colvin Brings to our Board

Mr. Colvin’s qualifications and extensive experience include financial management, capital structure, financial strategy, significant public company leadership and board experience, and experience in the hospitality industry which the Company serves.

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ProPOSAL 1

DANA JONES

Independent Director

Age 49 | Director since 2019

Committee Memberships:

•
Compensation (Chair)
•
Audit

Education:

Ms. Jones graduated Summa Cum Laude and holds a BSE in industrial and operations engineering from the University of Michigan.

Biographical Information

Dana Jones has served as Chief Executive Officer and President of RealPage, Inc. since August 2021. She also serves as a current member of RealPage’s Board of Directors and has over two decades of experience leading and growing global enterprise software businesses.

Prior to RealPage, Ms. Jones was the Chief Executive Officer of Sparta Systems, the market leader in digital enterprise quality management software for the life sciences space, from March 2018 until March 2021 when Sparta was acquired by Honeywell. She also served as a director of RealPage, Inc. (formerly Nasdaq: RP), from October 2019 to April 2021 when the company was acquired by Thoma Bravo. Prior to joining Sparta Systems in April 2018, Dana served as Chief Executive Officer of Active Network, the leader in activity and event management software, during 2016 and 2017. Before joining Active Network, Ms. Jones was Chief Marketing Officer and Senior Vice President of Products for Sabre Airline Solutions, a global provider of software to the airline industry, from 2012 to 2017. Prior to Sabre, Ms. Jones co-founded Noesis Energy and served as Executive Vice President of Product, Sales, Marketing, and Operations.

Ms. Jones also serves on the board of directors of Zapata Computing, a leading enterprise software company for NISQ-based quantum applications.

Value Ms. Jones Brings to our Board

Ms. Jones is an accomplished software executive with decades of experience leading and growing cloud-based global enterprise software businesses.

JERRY JONES

Independent Director

Age 68 | Director since 2012

Committee Memberships:

•
Compensation
•
Nominating and Corporate Governance

Education:

Mr. Jones is a 1980 graduate of the University of Arkansas School of Law and holds a bachelor’s degree in public administration from the University of Arkansas.

Biographical Information

Mr. Jones is the Executive Vice President, Chief Ethics and Legal Officer of LiveRamp Holdings, Inc. (NYSE: RAMP), a software-as-a-service (SaaS) company that provides the identity platform for powering exceptional experiences. His responsibilities include oversight of its legal, privacy and security teams and various strategic initiatives, including the strategy and execution of mergers and alliances, as well as serving as a director of most wholly owned subsidiary companies. Prior to joining LiveRamp, which is the successor entity to Acxiom Corp., in September 2018, Mr. Jones was the Chief Ethics and Legal Officer at Acxiom since 1999, where he oversaw all legal and data ethics matters. Prior to joining Acxiom, Mr. Jones was a partner with the Rose Law Firm in Little Rock, Arkansas, where he specialized in problem solving and business litigation for 19 years, representing a broad range of business interests.

Value Mr. Jones Brings to our Board

As the Chief Ethics and Legal Officer of a SaaS company, Mr. Jones has extensive experience with legal, privacy, and cybersecurity matters. He has also led the strategy and execution of mergers and alliances and international expansion efforts.

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MICHAEL A. KAUFMAN

Chairman and Independent Director

Age 52 | Director since 2014

Committee Memberships:

•
Compensation
•
Nominating and Corporate Governance (Chair)

Other Public Board Directorships:

•
Skyline Champion
•
Yatra Online, Inc.

Education:

Mr. Kaufman holds a B.A. in Economics from the University of Chicago, where he also received his M.B.A. He also earned a law degree from Yale University.

Biographical Information

Mr. Kaufman has served as the Chief Executive Officer of MAK Capital, an investment advisory firm based in New York, New York, since he founded the firm in 2002. He also serves as a director for Skyline Champion, Corp. (NYSE: SKY), Yatra Online, Inc. (Nasdaq: YTRA), Trailhead Biosystems, Inc. and Noveome Biotherapeutics, Inc.

Value Mr. Kaufman Brings to our Board

As Chief Executive Officer of MAK Capital, a significant stockholder of the Company, Mr. Kaufman is especially qualified to represent the interests of the Company’s stockholders as a director and chairman of the board. Additionally, Mr. Kaufman’s qualifications and experience include capital markets, investment strategy, and financial management.

MELVIN KEATING

Independent Director

Age 77 | Director since 2015

Committee Memberships:

•
Compensation
•
Nominating and Corporate Governance

Other Public Board Directorships:

•
MagnaChip Semiconductor Corporation

Education:

Mr. Keating holds a B.A. from Rutgers University as well as both an M.S. in Accounting and an M.B.A. in Finance from The Wharton School of the University of Pennsylvania.

Biographical Information

Mr. Keating has been a consultant, providing investment advice and other services to private and public companies and private equity firms since 2008. Mr. Keating also serves as a director of MagnaChip Semiconductor Corporation (NYSE: MX), a specialist in OLED panel technology and a designer/manufacturer of analog and mixed signal semiconductor platform solutions (since August 2016). Previously he was a director of Vitamin Shoppe Inc., a retailer of nutritional supplements, from April 2018 until it was taken private in December 2019, and Red Lion Hotels Corporation from July 2010 until June 2017, serving as Chairman of the Board from May 2013 to 2015. During the past five years, Mr. Keating also served on the boards of directors of the following public companies: SPS Commerce, Inc., a provider of cloud-based supply chain management solutions (from March 2018 to May 2019), and Harte Hanks Inc. a global marketing services firm (2017 until July 2020).

Value Mr. Keating Brings to our Board

Mr. Keating has substantial experience leading public companies in the technology and hospitality industries and is qualified in global operations, financial management and strategy, and capital markets.

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ProPOSAL 1

JOHN MUTCH

Independent Director

Age 67 | Director since 2009

Committee Memberships:

•
Audit
•
Nominating and Corporate Governance

Other Public Board Directorships:

•
Aviat Networks, Inc.

Education:

Mr. Mutch holds a B.S. in Economics from Cornell University and an M.B.A. from the University of Chicago.

Biographical Information

Mr. Mutch has served as managing partner of MV Advisors LLC (“MV Advisors”), a strategic block investment firm that provides focused investment and strategic guidance to small and mid-cap technology companies, since founding the firm in December 2005. From December 2008 to January 2014, Mr. Mutch served as President, CEO and Chairman of the Board of Directors of BeyondTrust Software, a privately-held security software company. Mr. Mutch has served as Chairman of the board of directors of Aviat Networks, Inc. (Nasdaq: AVNW), a global provider of microwave networking solutions, since February 2015, and has served on the board of directors since January 2015. Previously, Mr. Mutch served on the board of directors of Maxwell Technologies, Inc. (formerly Nasdaq: MXWL), a manufacturer of energy storage and power delivery solutions for automotive, heavy transportation, renewable energy, backup power, wireless communications and industrial and consumer electronics applications, from April 2017 to May 2019, YuMe, Inc. (NYSE: YUME), a provider of digital video brand advertising solutions, from July 2017 to February 2018, at which time the company was acquired by RhythmOne PLC (LON: RTHM), a technology-enabled digital media company, and Mr. Mutch continued serving as a director on the RhythmOne PLC board of directors until January 2019.

Value Ms. Mutch Brings to our Board

As a former chief executive officer and board member of many technology companies, Mr. Mutch has extensive experience in the technology industry, restructuring, financial management and strategy, capital markets, sales management, and marketing.

RAMESH SRINIVASAN

President and Chief Executive Officer, Director

Age 64 | Director since 2017

Committee Memberships:

•
None

Education:

Mr. Srinivasan holds a Post-Graduate Diploma in Management (MBA equivalent) from the Indian Institute of Management, Bangalore, India, and a degree in Engineering from the Indian Institute of Technology (Banaras Hindu University), Varanasi, India.

Biographical Information

Mr. Srinivasan has been President and Chief Executive Officer of the Company since January 3, 2017. He previously served as CEO of Ooyala, a Silicon Valley based provider of a suite of technology offerings in the online video space, from January 2016 to November 2016. From March 2015 to November 2015, he was President and CEO of Innotrac Corp., an ecommerce fulfillment provider which merged with eBay Enterprise to form Radial Inc. in 2015. Prior to that, Mr. Srinivasan served as President and CEO of Bally Technologies Inc. (NYSE: BYI) from December 2012 to May 2014, and President and COO from April 2011 to December 2012; he started as Executive Vice President of Bally Systems in March 2005. Mr. Srinivasan was with Manhattan Associates from 1998 to 2005, where his last position was Executive Vice-President of Warehouse Management Systems.

Value Mr. Srinivasan Brings to our Board

Mr. Srinivasan has nearly three decades of hands-on enterprise software development, execution and senior technology management leadership and strategy expertise and accomplishments, including experience and expertise in driving performance at high growth technology companies and helping them scale their business profitably.

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Board Diversity Matrix

The NASDAQ diversity matrix is set forth below as required under the listing requirements of NASDAQ.

To see our Board Diversity Matrix as of June 12, 2023, please see the proxy statement filed with the SEC on July 13, 2023.

Board Diversity Matrix (As of July 15, 2024)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	5		1
Number of Directors who identify in Any of the Categories Below:
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latin
Native Hawaiian or Pacific Islander
White	1	4
Two or More Races or Ethnicities
LGBTQ+	—
Did Not Disclose Demographic Background	1

One of our directors also identifies as being of U.K. origin.

Vote Required

Each of the nominees for election as directors will be elected if the number of votes cast “for” such nominee’s election exceeds the number of votes cast “against” such nominee’s election. Abstentions and broker non-votes will have no effect on the election of directors.

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ProPOSAL 2

PROPOSAL 2

Approval of THE AGILYSYS, INC. 2024 EQUITY INCENTIVE PLAN

We are asking our shareholders to approve the Agilysys, Inc. 2024 Equity Incentive Plan (the “2024 Plan”) which is a comprehensive equity incentive compensation plan that provides for various types of equity‑based compensation, including incentive and nonqualified stock options, stock-settled appreciation rights (“SSARs”), restricted stock awards, restricted stock units (“RSUs”), performance share awards, cash awards and other equity-based awards. The purpose of the 2024 Plan is to enable us to attract and retain the types of employees, consultants and directors who will contribute to our long-range success; provide incentives that align the interests of our employees, consultants and directors with those of our shareholders; and promote the success of our business.

Upon the recommendation of the Compensation Committee, our Board of Directors unanimously approved the 2024 Plan on July 25, 2024 (the “Effective Date”), subject to shareholder approval. The full text of the 2024 Plan is attached as Appendix A to this proxy statement. NASDAQ listing standards require that we submit the 2024 Plan to our shareholders for approval. In addition, the Internal Revenue Code of 1986, as amended (the “Code”), requires that we obtain shareholder approval of the 2024 Plan in order to be able to issue incentive stock options under the 2024 Plan.

If the 2024 Plan is approved, the aggregate number of shares of common stock that may be issued pursuant to awards granted under the 2024 Plan will not exceed 3,000,000 shares, plus all remaining shares that were reserved under the Agilysys, Inc. 2020 Equity Incentive Plan, as amended and restated (the “2020 Plan”), and not subject to outstanding awards on the effective date of the 2024 Plan, which was 266,675 shares as of March 31, 2024 (for an aggregate of 3,266,675 shares that would be issuable under the 2024 Plan as of March 31, 2024).

If our shareholders do not approve the 2024 Plan, then the 2024 Plan will not become effective. If our shareholders approve the 2024 Plan, then the 2020 Plan will terminate as of the date of the Annual Meeting, and no awards will be granted under the 2020 Plan on or after the date of the Annual Meeting. All shares that were reserved under the 2020 Plan but not subject to outstanding awards on the effective date of the 2024 Plan will be rolled over into, and available for issuance under, the 2024 Plan. Whether the 2024 Plan is approved by our shareholders or not, each award granted under the 2020 Plan will continue to be subject to the terms and provisions applicable to such award under the applicable award agreement and the 2020 Plan.

Reasons to Vote for Proposal 2

We believe that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees, consultants and directors with experience and ability. Our equity-based compensation programs play a critical role in attracting, retaining and motivating those key employees, consultants and directors and effectively aligning their compensation with shareholder interests. Each year, the Compensation Committee and our management review our overall compensation strategy and determine the allocations of cash and equity compensation in light of our pay for performance philosophy. As discussed more fully below, we are also committed to effectively managing our share reserves for equity compensation while minimizing shareholder dilution.

If our shareholders do not approve the 2024 Plan and we are unable to grant equity compensation in the future, we may need to consider other compensation alternatives, such as increasing cash compensation, which may not necessarily align employee and director compensation interests with the investment interests of our shareholders. Replacing equity awards with cash would also increase cash compensation expense and use cash that could be better utilized. We would be at a severe competitive disadvantage if we could not use equity-based awards covering a meaningful number of shares to recruit and retain key talent in this competitive market for human capital.

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Responsible Features of the 2024 Plan

The 2024 Plan includes a number of provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices, including:

•
Shareholder approval required for additional shares. The 2024 Plan does not contain an annual “evergreen” provision that provides for automatic increases of shares on an ongoing basis. The 2024 Plan instead authorizes a fixed number of shares, and shareholder approval is required for any increase in the number of shares.
•
Minimum vesting requirements. Subject to limited exceptions, no awards granted under the 2024 Plan may vest until the first anniversary of the date of grant.
•
No repricings. The 2024 Plan expressly prohibits the repricing of options or SSARs and no cash buyout of underwater options and SSARs without shareholder approval, except for equitable adjustments in connection with a change in control.
•
No liberal share recycling. The 2024 Plan is not subject to liberal share “recycling” provisions, meaning (among other things) that shares used to pay the exercise price of stock options, and shares tendered or withheld to satisfy tax withholding obligations with respect to an award, do not again become available for grant.
•
No payment of dividends prior to the vesting of an award or any options or stock appreciation rights. The 2024 Plan provides that no dividends will be paid with respect to any shares subject to an award prior to the vesting of such award. Any dividends that may be attributable to any particular share of restricted stock or any particular RSU or deferred stock unit shall only be distributed upon the release of restrictions on such share of restricted stock or the settlement of such RSU or deferred stock unit, as applicable, and the award holder shall have no right to such dividends if such award is forfeited. Dividends will not accrue with respect to awards of options or stock appreciation rights.
•
Clawback provisions. Awards under the 2024 Plan will be subject to forfeiture, cancellation, reimbursement or recoupment to the extent provided in the Agilysys, Inc. Incentive Compensation Recovery Policy or any other applicable clawback policy adopted by the Company or to the extent otherwise required pursuant to applicable law.
•
No reload options. The 2024 Plan expressly prohibits options with automatic “reload” rights.
•
Annual limit on compensation paid to non-employee directors. Total compensation paid, including all cash and equity awards, to a non-employee director in a calendar year may not exceed $500,000; provided that an exception to this limit may be made for a non-employee chairperson of the Board or chairperson of any committee.

Selected Information Regarding Historical Share Usage under our Equity Compensation Programs

In developing our share request for the 2024 Plan and analyzing the impact of utilizing equity as a means of compensation on our shareholders, we considered both our “overhang” and our “burn rate”.

Overhang is a measure of potential dilution which we define as (A) the sum of (i) the total number of shares underlying SSARs awards, (ii) the total number of shares underlying unvested awards of restricted shares and performance shares, (iii) the total number of shares underlying unvested awards of restricted stock units (“RSUs”) and (iv) the total number of shares available for future award grants, (B) divided by the number of shares of common stock outstanding plus the amounts described in clause (A). As of March 31, 2024, under the 2020 Plan, there were 1,297,339 shares underlying SSARs awards, 436,177 shares of unvested restricted stock (including unvested restricted stock subject to performance-based vesting), 56,547 shares underlying unvested RSUs and 266,675 shares available for future awards. As of March 31, 2024, there were 27,376,862 shares of common stock outstanding. Accordingly, our overhang at March 31, 2024 was 7.5%. For purposes of this calculation, we counted the shares subject to our performance-based awards using the target number of shares of common stock issuable under such awards. If the 3,000,000 shares proposed to be authorized for grant under the 2024 Plan are included in the calculation, our overhang on March 31, 2024 would have been 18.5%.

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ProPOSAL 2

Burn rate is a measure of the potential dilutive impact of our equity award program which we calculate by dividing the number of shares subject to equity awards granted during the fiscal year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our gross burn rate for the 2024, 2023 and 2022 fiscal years.

Fiscal Year	Awards Granted (A)	Basic Weighted Average Number of Common Shares Outstanding	Gross Burn Rate (B)
2024	199,138	25,668,455	0.78%
2023	410,617	24,694,045	1.66%
2022	123,543	24,356,645	0.51%
Three-Year Average			0.98%

(A)
Awards granted represents the number of stock appreciation rights and full value awards (including restricted shares) granted during the time period.
(B)
Equal to the number of equity awards granted in the fiscal year divided by the basic weighted average number of common shares outstanding. For purposes of this calculation, we counted outstanding awards of restricted stock subject to performance-based vesting based on the target number of shares of common stock issuable under such awards.

The following table includes information regarding the outstanding awards and shares available for future issuance under the 2020 Plan as of March 31, 2024 (as if the 2024 Plan is not approved under this proposal):

2020 Plan(1)
Total shares underlying SSARs awards (including SSARs awards subject to performance-based vesting)	1,297,339
Total unearned shares underlying SSARs awards subject to performance vesting outstanding	—
Total earned shares underlying SSARs awards subject to performance vesting outstanding	286,909
Weighted average exercise price of outstanding SSARs awards	27.63
Weighted average remaining contractual life of outstanding SSARs awards	2.0
Total shares of unvested restricted stock (including unvested restricted stock subject to performance-based vesting)	436,177
Total shares of unearned restricted stock subject to performance-based vesting outstanding	—
Total shares of earned restricted stock subject to performance-based vesting outstanding	35,598
Total shares underlying unvested restricted stock units	56,547
Total shares currently available for grant (2)	266,675

(1)
The 2020 Plan does not feature a fungible share counting provision.
(2)
Upon shareholder approval of the 2024 Plan, these shares will no longer be available for grant under the 2020 Plan.

From March 31, 2024 and through the date of the Annual Meeting, the Company may have granted or may grant certain additional equity awards under the 2020 Plan; however, the number of authorized shares under the new 2024 Plan will be proportionately reduced for any awards granted under the 2020 Plan between March 31, 2024 through the date of the Annual Meeting at which the 2024 Plan is approved by shareholders. If the 2024 Plan is not approved by our shareholders, equity awards will continue to be available for issuance under the 2020 Plan until the 2020 Plan’s termination date, June 2, 2030.

In determining the number of shares to request for approval under the 2024 Plan, the Compensation Committee directed its compensation consultant to review current market practices in the use of equity compensation. The Compensation Committee also considered other material factors, including our recent share usage, anticipated hiring needs in the next three fiscal years, the potential dilution of the 2024 Plan (as noted in the figures above), our current stock price, recent experiences with respect to the value of equity awards expected by new hire candidates, and general guidance from the major proxy advisory firms that our shareholders might consider in evaluating the 2024 Plan. After reviewing this information, the Compensation Committee decided to request that our shareholders approve an initial share reserve of 3,000,000 shares for issuance under the 2024 Plan. We currently anticipate that the 2024 Plan share reserve will provide for grants in the ordinary course of business for up to 5 years. However, the proposed share reserve could last for a shorter or longer period of time, such as might be the case if we experience unexpected opportunities to grow the business beyond our current annual operating

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plan, if equity compensation practices within our compensation peer group change and require us to alter our current grant practices to remain competitive, or if our stock price changes materially.

Summary of the 2024 Plan

The description of the 2024 Plan set forth below is qualified in its entirety by reference to the applicable provisions of the plan document, which is attached as Appendix A to this proxy statement.

Shares Subject to the Plan

If the 2024 Plan is approved, the aggregate number of shares of common stock that may be issued pursuant to awards granted under the 2024 Plan will not exceed 3,000,000 shares, plus all remaining shares that were reserved under the 2020 Plan but not subject to outstanding awards on the effective date of the 2024 Plan, which was 266,675 shares as of March 31, 2024 (for an aggregate of 3,266,675 shares that would be issuable under the 2024 Plan as of March 31, 2024). The number of shares of common stock that may be issued pursuant to incentive stock options under the 2024 Plan, if approved, will be limited to 3,000,000 shares. Shares of common stock available for distribution under the 2024 Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner. The closing price of our common stock on NASDAQ on July 15, 2024 was $107.77.

Any shares of common stock subject to an award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of common stock to which the award related will again be available for issuance under the 2024 Plan. Shares of common stock subject to an award shall not again be made available for issuance or delivery under the 2024 Plan if such shares are (a) shares that are tendered or withheld to satisfy tax withholding obligations with respect to an award or to pay the exercise price of an option; (b) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof; or (iii) shares purchased on the open market with cash proceeds from the exercise of options.

Eligibility

Participation in the 2024 Plan is limited to employees, directors and consultants of the Company and its affiliated entities or those individuals that are reasonably expected to become employees, directors and consultants of the Company and its affiliated entities following the date of grant of an Award. As of July 15, 2024, there were six non-employee directors, approximately 2,000 employees, and approximately 2 consultants of the Company that would be eligible for grants under the 2024 Plan. As a result, our executive officers and directors have an interest in this proposal because they are eligible to participate in the 2024 Plan.

Substitute Awards

Awards may, in the sole discretion of the plan administrator, be granted under the 2024 Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the share reserve, provided that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as incentive stock options shall be counted against the number of shares that can be issued as incentive stock options. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for awards under the 2024 Plan and shall not count toward the total share reserve.

Minimum Vesting Requirements

In general, no award under the 2024 Plan may vest, in the ordinary course, prior to the first anniversary of the date of grant of the award, subject to certain limited exceptions. The one-year minimum vesting requirement does not apply to the substitute awards described in the immediately preceding section. The minimum vesting requirements

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ProPOSAL 2

do not limit the Company’s ability to grant awards that provide for accelerated vesting in the event of termination of employment or service with the Company and affiliated entities.

Administration

The Board has delegated authority to administer the 2024 Plan to the Compensation Committee. Subject to the terms of the 2024 Plan, the Compensation Committee, as plan administrator, has full authority to determine participants and the type, terms and conditions and number of shares subject to awards and to construe and interpret the 2024 Plan and awards. The Compensation Committee may delegate administration of the 2024 Plan to a committee or committees of one or more members of the Board; provided that if the Board intends to comply with the exemption requirements of Rule 16b-3 with respect to awards granted to any insider subject to Section 16 of the Exchange Act, then administration of the Plan with respect to such awards may only be delegated to two or more Non-Employee Directors.

No Repricing without Shareholder Approval

Under the 2024 Plan, there is no repricing of options or SSARs and no cash buyout of underwater options and SSARs without stockholder approval, except for equitable adjustments in connection with a change in control.

Types of Awards Available for Grant under the 2024 Plan

The plan administrator has the authority to grant the following types of awards under the 2024 Plan. All awards shall be evidenced by an award agreement and shall be subject to such conditions not inconsistent with the 2024 Plan as may be reflected in the award agreement.

•
Options. The plan administrator may grant options to purchase shares of common stock that are exercisable at a price per share not less than 100% of the fair market value, determined in accordance with the 2024 Plan, per share of common stock on the grant date of the option. Such options may be either incentive stock options or non-qualified stock options. A 10% shareholder may not be granted an incentive stock option unless the exercise price is at least 110% of the fair market value of the common stock on the grant date and the option is not exercisable after the expiration of five years from the grant date.

The plan administrator may permit an option exercise price to be paid in cash or any form of legal consideration specified by the plan administrator, including by the delivery of previously-owned shares of common stock, through a cashless exercise executed through a broker or by having a number of shares of common stock otherwise issuable at the time of exercise withheld. The maximum term of any option is ten years.

•
Stock Appreciation Rights. The plan administrator may grant stock appreciation rights either separately or in connection with another award under the 2024 Plan. The maximum term of any stock appreciation right is ten years. The plan administrator may provide that stock appreciation rights are exercisable at the discretion of the holder or that they will be paid at a time or times certain or upon the occurrence or non-occurrence of certain events.
•
Restricted Stock and Restricted Stock Units. The plan administrator may grant shares of restricted common stock or RSUs representing the right to receive common stock (or cash equivalent in value to a share of common stock with respect to RSUs) in the future, subject to such restrictions and conditions, if any, as the plan administrator shall determine. The plan administrator has the authority to remove any or all of the restrictions on the restricted common stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date the restricted common stock was granted, such action is appropriate. The holder of a restricted stock award shall generally have all the rights of a shareholder of the Company’s common stock, including voting rights and rights to dividends; provided, however, that any cash dividends and share dividends with respect to the shares of restricted stock shall be withheld by the Company and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the plan administrator. The dividends withheld and attributable to any share of restricted stock will be distributed to the participant in cash or, at the discretion of the plan administrator, in common stock having a fair market value (as determined under the 2024 Plan) equal to the amount of such dividends, if applicable, upon

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ProPOsal 2

the release of restrictions on such share and, if such share is forfeited, the participant will have no right to such dividends.

No shares of common stock shall be issued at the time an RSU is granted, and the Company will not be required to set aside funds for the payment of any such award. The plan administrator may also grant RSUs with a deferral feature (“Deferred Stock Units”), whereby settlement of the RSUs is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an award agreement. At the discretion of the plan administrator, each RSU or Deferred Stock Unit (representing one share of common stock) may be credited with dividend equivalents in an amount equal to the cash and stock dividends paid by the Company in respect of one share of common stock. Dividend equivalents shall be withheld by the Company and credited to the participant’s account, and interest may be credited on the amount of cash dividend equivalents credited to the participant’s account at a rate and subject to such terms as determined by the plan administrator. Dividend equivalents credited to a participant’s account and attributable to any particular RSU or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the plan administrator, in shares of common stock having a fair market value (as determined under the 2024 Plan) equal to the amount of such dividend equivalents and earnings, if applicable, to the participant upon settlement of such RSU or Deferred Stock Unit and, if such RSU or Deferred Stock Unit is forfeited, the participant shall have no right to such dividend equivalents.

•
Performance Share Awards. The plan administrator may grant performance share awards and determine (i) the number of shares of common stock or stock-denominated units subject to a performance share award granted to any participant; (ii) the performance period applicable to any award; (iii) the conditions that must be satisfied for a participant to earn an award; and (iv) the other terms, conditions and restrictions of the award. The number of performance shares earned by a participant will depend on the extent to which the performance goals established by the plan administrator are attained within the applicable performance period, as determined by the plan administrator. All determinations by the plan administrator as to the establishment of performance goals, the amount of any potential individual performance share awards and the achievement of performance goals relating to performance share awards, shall be made in writing.
•
Other Equity-Based and Cash Awards. Cash awards and other equity-based awards may be granted in such numbers and may be subject to such conditions or restrictions as the plan administrator shall determine and shall be payable in cash or shares of common stock, as the plan administrator may determine.

Deferrals

The plan administrator may establish one or more programs under the 2024 Plan to permit selected participants the opportunity to elect to defer receipt of consideration upon exercise of an award, satisfaction of performance criteria, or other event that absent the election would entitle the participant to payment or receipt of shares of common stock or other consideration under an award. The plan administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the plan administrator deems advisable for the administration of any such deferral program.

Recapitalizations and Reorganizations

The number of shares of common stock reserved for issuance in connection with the grant or settlement of awards or to which an award is subject, performance goals and the exercise price of each option and stock appreciation right are subject to, adjustment in the event of any recapitalization of the Company, changes in the capitalization of the Company or similar event effected without receipt of consideration by the Company.

Change in Control

The 2024 Plan provides that, except to the extent an award agreement provides for a different treatment (in which case the award agreement shall govern), all then-outstanding awards held by a participant and not previously vested shall become 100% vested in the event of a change in control of the Company (as defined in the 2024 Plan);

2024 Proxy Statement | 21

ProPOSAL 2

provided that if the achievement of the performance goals applicable to an award have not been measured, then such performance goals shall be deemed satisfied as if target performance was achieved.

Transferability

Awards are not generally transferable or assignable, unless the plan administrator or applicable award agreement provides otherwise.

Forfeiture and Clawbacks

Awards will be subject to forfeiture, cancellation, reimbursement or recoupment to the extent provided in the Agilysys, Inc. Incentive Compensation Recovery Policy or any other applicable clawback policy adopted by the Company or to the extent otherwise required pursuant to applicable law.

Amendment or Termination

The 2024 Plan may be amended by the Board of Directors, but shareholder approval for any amendment shall be required to the extent shareholder approval is necessary to satisfy applicable law or stock exchange rules. The plan administrator may amend outstanding awards subject to the terms of the 2024 Plan but in general may not take away a participant’s rights without the participant’s consent. The 2024 Plan will terminate automatically on July 25, 2034, the tenth anniversary of the Effective Date.

Federal Income Tax Consequences of Awards under the 2024 Plan

The following discussion outlines generally the federal income tax consequences of awards that may be granted under the 2024 Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the plan. To the extent that a participant recognizes ordinary income in the circumstances described below, the Company will generally be entitled to a corresponding tax deduction. If a participant is our employee or an employee of one of our affiliates, any income recognized will be subject to employment and withholding taxes.

Non-Qualified Options. A participant will generally not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock. Depending upon the period the shares of common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long- term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.

Incentive Stock Options. A participant who exercises an incentive stock option will generally not be taxed upon the grant of the option or at the time he or she exercises the option or a portion thereof. Instead, he or she will be taxed at the time he or she sells the common stock purchased pursuant to the option on the difference between the price he or she paid for the stock and the amount for which he or she sells the stock. If the participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the participant will be entitled to long-term capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price and the Company will not get a corresponding deduction. If the participant sells the stock at a gain prior to that time, the difference between the amount the participant paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold, will be taxed as ordinary income; if the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain. If the participant sells the stock for less than the amount he or she paid for the stock prior to the one- or two-year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive option may subject a participant to, or increase a participant’s liability for, the alternative minimum tax.

22 | 2024 Proxy Statement

ProPOsal 2

Restricted Stock. A participant will generally not be taxed upon the grant of a restricted stock award if such award is not transferable by the participant or is subject to a “substantial risk of forfeiture,” as defined in the Code. However, when the shares of common stock that are subject to the stock award are transferable by the participant or are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award on such date, less any amount paid for such stock, and the Company will then be entitled to a corresponding deduction. However, if a participant so elects at the time of receipt of a stock award in accordance with Section 83(b) of the Code, he or she may include the fair market value of the stock subject to the stock award, less any amount paid for such stock, in income at that time. The value of any dividends, if any, to which a participant may become entitled upon the lapse of the substantial risk or forfeiture or transferability of the corresponding share of restricted stock will be taxed as ordinary compensation income equal at that time.

Restricted Stock Units. A participant will generally not be taxed upon the grant of an award of RSUs. The participant generally will be subject to tax at ordinary income rates on the fair market value of unrestricted common shares on the date that such shares vest and are transferred to the participant under the RSUs (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date. The value of any dividend equivalents, if any, paid upon the settlement of RSUs will be taxed as ordinary compensation income equal at the time of settlement.

Other Stock-Based Awards. A participant will generally not recognize income upon the grant of any other stock-based award. Generally, at the time a participant receives payment under any other stock-based award, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the common stock received.

Section 280G. Sections 280G and 4999 of the Code provide that executive officers and directors, shareholders who hold significant equity interests, and certain other service providers may be subject to significant additional taxes if they receive payments or benefits that exceed certain prescribed limits in connection with a change of control of a company, and that the company (or a successor) may forfeit a deduction on the amounts subject to this additional tax.

Section 409A. Section 409A of the Code imposes excise taxes and may result in early income inclusion for certain types of deferred compensation that do not comply with Section 409A. The Company attempts in good faith to structure awards under the 2024 Plan so that such awards either conform with the requirements of, or qualify for an exemption under, Section 409A. However, neither the Company nor the plan administrator has any obligation to take any action to prevent the assessment of any additional tax or penalty on any participant under Section 409A of the Code and neither the Company nor the plan administrator will have any liability to any participant for such tax or penalty.

New Plan Benefits under the 2024 Plan

As of the date of this Proxy Statement, no awards have been granted under the 2024 Plan. Awards under the 2024 Plan may be made at the discretion of the Compensation Committee, and any awards that may be made and any benefits and amounts that may be received or allocated under the 2024 Plan in the future are not determinable at this time. As such, the future plan benefits, as well as information regarding the number of awards that may be received under the 2024 Plan in the future, have been omitted.

Equity Compensation Plan Information

For additional information regarding our equity plans, please see “Equity Compensation Plan Information” on page 46.

PROPOSAL 2:

Recommendation of the Board of Directors

The board recommends that stockholders vote “for” the approval of the Agilysys, Inc. 2024 Equity Incentive Plan. Proxy cards received by the company will be voted "FOR" proposal 2 unless the stockholder specifies otherwise on the proxy card.

2024 Proxy Statement | 23

ProPOSAL 2

24 | 2024 Proxy Statement

BENEFICIAL OWNERSHIP OF COMMON SHARES

BENEFICIAL OWNERSHIP OF COMMON SHARES

The following table shows the number of common shares beneficially owned as of July 15, 2024, by (i) each current director; (ii) our Named Executive Officers; (iii) all directors and executive officers as a group; and (iv) each person who is known by us to beneficially own more than 5% of our common shares. Percent of common shares are calculated based on 27,881,686 shares of common stock outstanding on July 15, 2024. Except as otherwise specified, the address for each below named beneficial owner is: c/o Agilysys, Inc., 3655 Brookside Parkway, Suite 300, Alpharetta, Georgia 30022.

Name	Common Shares		Common Shares Subject to Exercisable Options or SSARs (1)	Restricted Common Shares	Total Common Shares Beneficially Owned (2)	Percent of Class
Directors and Nominees
Donald Colvin	29,624		—	968	30,592	*
Dana Jones	15,698		—	968	16,666	*
Jerry Jones	40,982		—	968	41,950	*
Michael A. Kaufman	1,202,310	(3)	—	968	1,203,278	4.3
Melvin Keating	44,039		—	968	45,007	*
John Mutch	36,358		—	968	37,326	*
Named Executive Officers
Ramesh Srinivasan	848,367	(4)	—	56,547	904,914	3.2
William David ("Dave") Wood	38,126		2,528	11,942	52,596	*
Don DeMarinis	5,038		—	3,600	8,638	*
Sridhar Laveti	40,560		83,675	3,852	128,087	*
Sethuram Shivashankar	18,161		—	8,214	26,375	*
All current directors and executive officers (18 persons)	5,038,746		221,687	115,382	5,375,815	19.3
Other Beneficial Owners
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	3,237,416	(5)				11.6
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	1,759,378	(6)				6.3

* Less than 1%.

(1)
Includes options or SSARs that will vest and become exercisable within 60 days of July 15, 2024.
(2)
Unless otherwise noted, beneficial ownership of the shares comprises both sole voting and dispositive power or voting and dispositive power that is shared with a spouse, except for restricted shares for which the individual has sole voting power but no dispositive power until such shares vest.
(3)
Includes (i) 9,580 shares of common stock held directly by Michael A. Kaufman and (ii) 1,192,730 shares of common stock held by MAK Capital Fund LP (“MAK Fund”). MAK Capital One L.L.C. (“MAK Capital”) acts as the investment manager of MAK Fund and Mr. Kaufman is the managing member of MAK Capital. As such, each of MAK Capital and Mr. Kaufman may be deemed to indirectly beneficially own the shares of common stock held by MAK Fund. Each of MAK Capital and Mr. Kaufman disclaims such beneficial ownership, except to the extent of its pecuniary interest therein. Mr. Kaufman shares voting power and investment power with MAK Capital and MAK Fund with respect to the shares of common stock held by MAK Fund.
(4)
Includes 60,000 shares of common stock held by the Ramesh and Sujatha Srinivasan Living Trust, of which Mr. Srinivasan serves as a co-trustee with his spouse.
(5)
As reported on the Schedule 13G/A filed with the SEC on January 23, 2024, Blackrock, Inc. has sole voting power with respect to 3,192,007 shares and sole dispositive power with respect to all the shares.
(6)
As reported on the Schedule 13G/A filed with the SEC on February 13, 2024, The Vanguard Group has sole voting power with respect to none of the shares, shared voting power with respect to 38,592 shares, sole dispositive power with respect to 1,700,851 shares, and shared dispositive power with respect to 58,527 shares.

2024 Proxy Statement | 25

BENEFICIAL OWNERSHIP OF COMMON SHARES

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires the Company’s directors and certain of its executive officers and persons who beneficially own more than 10% of the Company’s common shares to file reports of and changes in ownership with the SEC. Based solely on the Company’s review of copies of SEC filings it has received or filed, the Company believes that each of its directors, executive officers, and beneficial owners of more than 10% of the shares satisfied the Section 16(a) filing requirements during fiscal year 2024, except for the late reporting of one transaction on a Form 4 by Michael Kaufman and affiliated entities.

26 | 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (the “CD&A”) describes our executive compensation philosophy and programs for our Named Executive Officers during fiscal year 2024, being the year beginning April 1, 2023, and continuing through March 31, 2024. Compensation arrangements with our Named Executive Officers are governed by the Compensation Committee of our board of directors.

Our Named Executive Officers in fiscal year 2024, which consists of our Chief Executive Officer (CEO), our Chief Financial Officer (CFO), and our three other most highly compensated officers, are listed below:

•
Ramesh Srinivasan, President and CEO
•
Dave Wood, Senior Vice President and CFO
•
Don DeMarinis, Senior Vice President Sales, Americas and EMEA*
•
Sridhar Laveti, Senior Vice President, Product Engineering and Customer Support
•
Sethuram Shivashankar, Senior Vice President, Chief Technology Officer and Chief Information Officer

* Mr. DeMarinis will retire effective as of August 30, 2024. Before such date, he will continue to serve in his current role until his successor commences employment with the Company, at which point he will remain in a transitional role with the Company until his retirement date.

Compensation Focus for Fiscal Year 2024

In determining compensation for our Named Executive Officers in fiscal year 2024, the Committee was primarily focused on:

•
Maintaining base salary and annual cash incentives for our other Named Executive Officers generally at prior year levels; and
•
Providing long-term equity incentives to our Named Executive Officers that continued to meet the Company’s compensation objectives.

The compensation arrangements with our Named Executive Officers for fiscal year 2024 were similar to the compensation arrangements for Named Executive Officers in prior years. Our CEO’s compensation includes base salary and an annual incentive based on company financial performance that is settled in shares of common stock. The compensation for our other Named Executive Officers includes base salary, annual cash incentives based on company financial performance, and long-term equity incentives.

At the 2023 Annual Meeting, approximately 99% of the votes cast approved the Company’s executive compensation program for its Named Executive Officers. The Compensation Committee believes our current program adequately and effectively addresses shareholder concerns, promotes the Company’s business strategy and aligns pay with performance and shareholder value. Consequently, the Compensation Committee continued to link executive pay to performance and maintained annual incentive opportunities for the Named Executive Officers at similar levels as fiscal year 2023. Annual incentive performance targets for fiscal year 2024 were focused on improvements over fiscal year 2023 results. The annual incentive for our CEO, while based on the same company financial measures as the annual incentives for the other Named Executive Officers, was settled in shares of common stock to further align the CEO with stockholder interests and to emphasize long term value creation.

Long-term equity incentives for the Named Executive Officers other than the CEO in fiscal year 2024 consisted of grants of shares of restricted stock that vest over three years.

Compensation Philosophy, Objectives, and Structure

2024 Proxy Statement | 27

COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Committee adopted its pay philosophy, objectives, and structure for Named Executive Officers to achieve financial and business goals and create long-term stockholder value.

Compensation Philosophy and Objectives. For fiscal year 2024, our Compensation Committee’s pay philosophy was to emphasize performance-based compensation tied to annual goals in the form of annual cash incentives and long-term performance-based compensation in the form of long-term equity incentives. The Compensation Committee’s objective was to establish an overall compensation package to:

•
Reward the achievement of business objectives approved by our board of directors;
•
Provide a rational, consistent, and competitive executive compensation program that is well understood by those to whom it applies;
•
Tie a significant portion of compensation to the long-term performance of our common shares; and
•
Attract, retain, and motivate executives who could significantly contribute to our success.

Compensation Structure. Our compensation structure is comprised of:

Base Salary — Base salary provides fixed pay levels aimed to attract and retain executive talent. Variations in salary levels among Named Executive Officers are based on each executive’s roles and responsibilities, experience, functional expertise, relation to benchmark pay levels, individual performance, and changes in salaries in the overall general market and for all employees of the Company. Salaries are reviewed annually by our Compensation Committee, and changes in salary are based on these factors and input from our CEO, other than for himself. None of the factors are weighted according to any specific formula. Salaries for new executive officers are generally based on the Compensation Committee’s discretion and judgment but may be based on any of the above-mentioned relevant factors.

Annual Incentives — Annual incentives provide variable pay for achievement of the Company’s financial goals, with target incentives set as a percentage of salary, and are designed to reward achievement of goals with an annual cash payment. At the end of each fiscal year, the Compensation Committee considers the aggregate compensation of each Named Executive Officer and may adjust the annual incentive payment otherwise earned if the aggregate compensation is deemed deficient or excessive in the opinion and discretion of the Compensation Committee. Annual incentives are paid in cash except for our CEO, and his annual incentives are settled in shares of common stock.

Long-Term Incentives — Long-term incentives are variable, equity incentives designed to drive improvements in performance that build wealth and create long-term stockholder value by tying the value of earned incentives to the long-term performance of our common shares. For Named Executive Officers other than the CEO, target long-term incentives are also set as a percentage of salary.

Compensation Key Considerations

Annual Goal Setting. Annual goals for our Named Executive Officers may be tied to our financial, strategic, and operational goals and may include business specific financial targets relating to our goals. For fiscal year 2024, the Compensation Committee continued to link annual incentive goals to financial targets emphasizing both growth and profitability. Annual incentives were based on revenue growth, but payment was conditioned upon the achievement of a minimum adjusted EBITDA as a percentage of revenue.

Variable Pay at Risk. Our compensation philosophy drives the provision of greater at-risk pay to our Named Executive Officers, and variable pay at risk comprised between 50% and 64% of target annual compensation for the Named Executive Officers. Our Named Executive Officers have significant opportunities for long-term, equity-based incentive compensation, as our philosophy is to tie a significant portion of compensation to the long-term performance of our common shares. Thus, emphasis is placed on long-term stockholder value creation, thereby we believe minimizing excessive risk taking by our executives.

28 | 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Consultants and Competitive Market Assessments. The Compensation Committee did not engage a compensation consultant and did not rely on any market assessment of compensation in setting compensation for fiscal year 2024.

Fiscal Year 2024 Compensation

Base Salary.

For fiscal year 2024, base salary comprised between 36% and 50% of total target compensation for the Named Executive Officers. Prior to fiscal year 2024, the base salaries of the Named Executive Officers had remained relatively unchanged since fiscal year 2018 or the later date of their becoming an executive officer.

When considering base salaries for the Named Executive Officers for fiscal year 2024, the Compensation Committee reviewed market compensation surveys and considered other material factors, including their recent experiences hiring and retaining employees, our financial and operating performance, and our share price performance and the recommendations of Mr. Srinivasan with respect to the Named Executive Officers other than himself. Based on their review, the Committee believed that increases in the base salaries of most of our executive officers, including all the Named Executive Officers other than Mr. Srinivasan, were appropriate to remain aligned with the Committee’s philosophies and goals. Accordingly, the Committee approved increases in base salaries of between 10% and 24% for each of the Named Executive Officers other than Mr. Srinivasan. Mr. Srinivasan received no increase to base salary for fiscal year 2024.

Officer	FY23 Base Salary	Increase	FY24 Base Salary
Ramesh Srinivasan	600,000	0%	600,000
Dave Wood	275,000	13%	310,000
Don DeMarinis	250,000	10%	275,000
Sridhar Laveti	260,000	15%	300,000
Sethuram Shivashankar	250,000	24%	310,000

Annual Incentives.

Annual Incentive Targets. The Compensation Committee set fiscal year 2024 annual incentive goals at the beginning of the fiscal year. As previously discussed, the Committee linked the annual incentive goals of the Named Executive Officers to revenue and Adjusted EBITDA. All the Named Executive Officers were subject to the same annual incentive structure:

•
Revenue Goal: 100% of target annual incentives were based on the Company’s achievement of a fiscal year 2024 revenue target of $235 million (subject to satisfaction of the Adjusted EBITDA condition); and
•
Adjusted EBITDA Condition: All annual incentive payouts were subject to the condition that Adjusted EBITDA as a percentage of revenue after payment of annual incentives exceeded 14% of revenue.

		Threshold		Target		Maximum
Component	Weighting (%)	Amount	Payout (% of base salary)	Amount	Payout (% of base salary)	Amount	Payout (% of base salary)
Revenue	100	$225M	20-50% (1)	$235M	50-100% (2)	$250M	65-150% (3)
(1)
The threshold payout in fiscal year 2024 for Mr. Srinivasan was 50% of base salary and for all other NEOs, it was approximately 20% of base salary.
(2)
The target payout in fiscal year 2024 for Mr. Srinivasan was 100% of base salary, for Mr. DeMarinis it was approximately 55% of base salary and for all other NEOs it was 50% of base salary.
(3)
The maximum payout in fiscal year 2024 for Mr. Srinivasan was 150% of base salary, for Mr. DeMarinis it was approximately 71% of base salary and for all other NEOs it was 65% of base salary.

Under the annual incentive plan, payouts are scaled for achievement of the revenue goal that falls between the threshold level and the target level and between the target level and the maximum level. If the Adjusted EBITDA condition was not achieved, then the annual incentives would not be earned.

2024 Proxy Statement | 29

COMPENSATION DISCUSSION AND ANALYSIS

For fiscal year 2024, the Committee continued to believe that revenue growth was the measure most accretive to stockholder value. The Committee imposed the Adjusted EBITDA condition in order to encourage disciplined management of Company expenses and profitable growth.

The annual net revenue target represented a 19% increase over actual fiscal year 2023 net revenue, which the Compensation Committee believed required performance that was reasonably difficult and demonstrated sufficient goal rigor.

Annual Incentive Results. Total net revenue increased 19.9% to a record $237.5 million in fiscal 2024, compared to total net revenue of $198.1 million in fiscal year 2023. Adjusted EBITDA was a record $37.1 million, or 15.6% of net revenue, in fiscal year 2024, compared to $30.3 million, or 15.3% of net revenue, in fiscal year 2023. As a result, the Adjusted EBITDA condition was attained, and the net revenue target was exceeded by 5%. Accordingly, the Compensation Committee certified 105% achievement of annual incentive targets.

Component	Result	Target
Revenue	$237.5M	$235.0M
Adjusted EBITDA	15.6%	14.0%

CEO Annual Incentive. Mr. Srinivasan was eligible for an annual incentive for fiscal year 2024 based on the Company financial performance metrics described above, with any such earned incentive to be settled in shares of common stock. Pursuant to both his prior employment agreement and his amended employment agreement, Mr. Srinivasan’s target annual incentive for fiscal year 2024 was set at 100% of his base salary, or $600,000, with a maximum potential incentive of $900,000 (150% of his base salary) and a threshold potential incentive of $300,000 (50% of his base salary).

Based on the fiscal year 2024 results discussed above, Mr. Srinivasan was awarded 105%, or $630,000, of his annual incentive target. Accordingly, the Compensation Committee granted Mr. Srinivasan 6,098 shares of common stock, being the number of shares having an approximate value of $630,000 based on the closing price of the Company’s common stock on May 21, 2024, the date that the Committee made its determination.

Annual Incentives for the Other Named Executive Officers. Fiscal year 2024 target annual incentives for the other Named Executive Officers other than Mr. DeMarinis, were set as 50% of the executive’s base salary. Mr. DeMarinis’ annual incentive was set at approximately 55% of his base salary, and he was also eligible for an additional annual sales-related incentives of $150,000 at target due to his role as head of our Americas and EMEA Sales teams.

Annual incentives comprised 18% to 39% of total fiscal year 2024 target compensation for these Named Executive Officers.

Officer	Target Annual Incentive as % of Base Salary	Target Annual Sales Incentive as % of Base Salary (1)	Aggregate Target Annual Incentives ($)	Target Annual Incentive as % of FY24 Total Target Compensation
Dave Wood	50%	—	155,000	18%
Don DeMarinis	55%	55%	300,000	39%
Sridhar Laveti	50%	—	150,000	23%
Sethuram Shivashankar	50%	—	155,000	22%
(1)
With respect to Mr. DeMarinis, his annual sales incentive plan provides for a payout of $150,000 at target based upon achievement of pre-set performance targets tied to the net annual contract value of sales of certain products and subscription services. This plan has no threshold or maximum limits and payout is based on a tiered sliding scale of the percentage of target achieved.

Additional detail about target and maximum incentives are disclosed in the Grants of Plan-Based Awards for Fiscal Year 2024 table below.

30 | 2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Based on the fiscal year 2024 results discussed above, each of the Named Executive Officers were awarded 105% of their target annual incentives subject to the annual incentive plan described above. Mr. DeMarinis earned an additional $141,103 of his target $150,000 sales incentives (94.1%) based on the net gross profit of eligible sales.

Officer	Annual Incentive Plan Target ($)	Achievement of Annual Incentive Goal (%)	Annual Incentive Plan Payout ($)	Annual Sales Incentive Plan Target ($)	Achievement of Annual Sales Incentive Goal (%)	Annual Sales Incentive Payout ($)	Total Annual Incentives Payouts ($)
Dave Wood	155,000	105%	162,800	—	—	—	162,800
Don DeMarinis	150,000	105%	157,500	150,000	94%	141,103	298,603
Sridhar Laveti	150,000	105%	157,500	—	—	—	157,500
Sethuram Shivashankar	155,000	105%	162,800	—	—	—	162,800

Long-Term Incentives.

Pursuant to his amended employment agreement, Mr. Srinivasan received grants in March 2023 of time-vesting and performance vesting restricted stock units (RSUs) with vesting and performance periods of three years. Consistent with its prior practices for Mr. Srinivasan, the Committee intended and in fiscal year 2024 continued to believe that these awards meet its goals of retention and alignment with stockholder interests for Mr. Srinivasan, and the Committee did not provide any additional long-term incentive to Mr. Srinivasan in fiscal year 2024.

With respect to the other Named Executive Officers, for fiscal year 2024, the Committee provided long-term equity awards to each of these Named Executive Officers in amounts that it believed further the goals of retention and alignment with stockholder interests.

In setting the long-term incentive awards for these Named Executive Officers, the Committee received input and recommendations from Mr. Srinivasan. The Committee granted long-term equity awards to the Named Executive Officers and other key employees of the Company in November 2023. The Committee determined the level of awards for each Named Executive Officer based on a determination, with the advice and recommendations of Mr. Srinivasan, of the amount that furthered its goals of retention and alignment with stockholder interests with respect to each Named Executive Officer. The long-term equity incentive awards to these Named Executive Officers comprised between 25% and 45% of each executive’s total fiscal year 2024 target compensation. Each of the awards were comprised of restricted shares that vest in equal annual amounts over three years beginning on the first anniversary of the date of grant.

Officer	LTI Value ($)*	Shares Subject to Award (#)
Dave Wood	387,475	4,265
Don DeMarinis	192,511	2,119
Sridhar Laveti	210,045	2,312
Sethuram Shivashankar	248,021	2,730

* The awards were based on the closing price of our common stock on November 15, 2023, the date the Committee granted the awards, which was $90.85 per share.

The Committee’s focus with long-term incentive awards has been to link compensation directly to stockholder gains. In addition, the Committee believed the vesting schedule for the awards bolsters retention over the three-year vesting period.

Additional Compensation – Executive Benefits. We provide executive benefits to our Named Executive Officers including additional life and long-term disability insurance plans. Executive benefits are further described in the Summary Compensation Table. We believe these benefits enhance the competitiveness of our overall executive compensation package. We have, however, limited executive benefits offered to reduce compensation costs.

2024 Proxy Statement | 31

COMPENSATION DISCUSSION AND ANALYSIS

Additionally, welfare benefits offered to our Named Executive Officers are the same level of benefits offered to all Company employees.

Employment Agreements and Change of Control

The material termination and change of control provisions of various agreements are summarized below for each Named Executive Officer and are covered in more detail in the Termination and Change of Control table and accompanying discussion.

Employment Agreements. The Company has entered into employment agreements with each of the Named Executive Officers.

In accordance with his amended employment agreement, Mr. Srinivasan will serve as CEO and President for an additional three-year initial term beginning on March 10, 2024. The term of employment will automatically extend for successive periods of one year unless either the Company or Mr. Srinivasan provides written notice of non-renewal at least 90 days before the end of the then-current employment term. If the employment agreement is terminated by the Company without cause or by Mr. Srinivasan for good reason, then subject to his execution of a release of claims, Mr. Srinivasan will be entitled to receive severance equal to two years’ then-current base salary and two times the value of his target annual bonus performance shares, which will be paid during regular pay intervals over the course of two years. In addition, he will also receive (a) a lump sum payment in cash, on the 60th day after the termination date, equal to the total after-tax premiums required to pay for 24 months of COBRA continuation coverage under the Company’s medical, dental and vision insurance plans; (b) a lump sum payment in cash of his pro-rated bonus for the year of termination based on actual performance with no negative discretion by the Board; and (c) twelve (12) months of accelerated vesting of all equity compensation awards that are subject to time or service-based vesting and were unvested and outstanding on the termination date. If such termination occurs within three months before or 24 months after a change in control, Mr. Srinivasan will receive two times the sum of his then-current base salary and target annual bonus, 48 months of COBRA continuation coverage under the Company’s medical, dental and vision insurance plans and 100% release of any post-closing restrictions related to equity awards that were deemed vested as a result of the change of control. In addition, upon any termination of employment, Mr. Srinivasan will receive accrued but unpaid base salary and payment for any unused vacation and unreimbursed expenses.

The Company has entered into employment agreements with each of the other Named Executive Officers. Under the employment agreements for these Named Executive Officers, upon termination without cause, we must pay severance equal to 12 months’ salary and reimbursement of the executive’s total premium for 12 months of COBRA continuation coverage under the Company’s health benefit plans. If the executive’s compensation is reduced by more than 10%, other than a general reduction that affects all similarly situated executives, or if at any time prior to a change in control the executive no longer reports to the CEO, the executive may terminate his employment if the Company fails to materially cure such condition within 30 days following notice of such condition by the executive, and the termination will be deemed to be a termination without cause and the executive is entitled to his or her severance benefits. In the event that any of these Named Executive Officers are terminated without cause or by the executive for good reason in the 24 months following a change of control of the Company, the executive is entitled to severance pay equal to 12 months’ salary and a pro rata portion of target annual incentive and reimbursement of the executive’s total premium for 12 months of COBRA continuation coverage under the Company’s health benefit. None of the Named Executive Officers is entitled to excise tax gross-up payments.

In consideration of the severance benefits, Mr. Srinivasan is subject to 24-month post-termination confidentiality and non-disclosure requirements, as well as non-competition and non-solicitation obligations, except that if the term of his employment agreement expires at the end of the initial three-year term, the non-competition provisions will only apply for 12 months following termination. Each other employment agreement contains a 12-month post-termination non-solicitation provision, an indefinite confidentiality provision, and a 12-month post-termination non-compete provision.

Our Compensation Committee believes that the terms of these employment agreements enhance our ability to retain our executives and contain severance costs by providing reasonable severance benefits competitive with

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market practice. Severance costs are contained by limiting pay to one year in the absence of a change of control, limiting personal benefits, not providing accelerated vesting for awards under the agreements, and narrowly defining a voluntary termination for good reason that triggers severance benefits. Severance payments in the event of a change of control are subject to a double trigger such that severance benefits are provided only upon a combination of a change of control and a qualified termination. Additionally, the Company benefits greatly from the non-competition, non-disclosure, and non-solicitation clauses contained in the employment agreements.

Accelerated Vesting. Except as described above for our CEO, none of the employment agreements provide for accelerated vesting of equity. Under our 2020 Equity Incentive Plan and 2016 Stock Incentive Plans and the 2024 Plan (if approved), vesting is accelerated upon the actual occurrence of a change of control for all SSARs and restricted shares (including performance shares). The Compensation Committee believed that during a change of control situation, a stable business environment is in the stockholders’ best interests, and accelerated vesting provisions provide stability. Additionally, under outstanding restricted share award agreements, all restricted shares (including performance shares) vest upon death or disability. The accelerated vesting provisions are applicable to all employees who receive equity awards, not just executive management.

The equity incentive awards granted to the Named Executive Officers are subject to a holding period of one year following a change of control. Under this provision, all unvested SSARs and restricted shares accelerate upon the actual occurrence of a change of control but remain subject to restrictions on exercise and transfer until the earlier of one year after the change of control or the executive’s qualified termination. The Committee believed that this further restriction during a change of control situation further promotes a stable business environment and is in the stockholders’ best interests.

CEO Pay Ratio Disclosure

The following is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our other employees. We determined our median employee at the end of fiscal year 2023 based on total compensation (annualized in the case of full- and part-time employees who joined the company during fiscal year 2023) of each of our employees (excluding the CEO) as of March 31, 2023. For fiscal 2024, we determined that there had been no material change in our employee population or employee compensation arrangements as compared to fiscal year 2023 that would result in a significant change to our pay ratio disclosure. As such, we determined to use the same median employee as 2023. The annual total compensation of our median employee for 2024 was $38,212. As disclosed in the Summary Compensation Table appearing on page 37, our CEO’s annual total compensation for fiscal year 2024 was $1,249,289. Based on the foregoing, our estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was 33 to 1. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

Additional Compensation-Related Policies and Practices

Clawback – Recoupment of Bonuses, Incentives, and Gains. Under the Company’s “clawback” policy, which is intended to comply with NASDAQ rules implementing Exchange Act Rule 10D-1, if our financial statements are restated due to the material noncompliance with financial reporting requirements under the U.S. federal securities laws, then our Compensation Committee will have the sole and absolute authority to seek recoupment of any excess cash- or equity-based incentive compensation received by executive officers and certain other employees within the three fiscal years prior to the restatement where the receipt of the incentive compensation was predicated upon the achievement of certain financial results that were subsequently the subject of such a restatement. The Compensation Committee has broad discretion under the policy to determine the appropriate means to recover any such erroneously received incentive compensation, including seeking cash repayment, offsetting compensation by the amount subject to retroactive adjustment or cancelling outstanding awards, provided recoveries cannot extend back more than three years.

Insider Trading Policy. The Company’s insider trading policy, which is reasonably designed to promote compliance with insider trading laws and applicable rules and regulations, including those imposed by the SEC and NASDAQ, governs any and all trades or other transactions involving the Company’s securities by directors, officers,

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COMPENSATION DISCUSSION AND ANALYSIS

employees and consultants. The insider trading policy prohibits purchases, sales and other dispositions of the Company’s securities while in possession of material non-public information regarding the Company and from disclosing such information to others. It also imposes additional restrictions on directors, officers and certain other employees who regularly have access to such material non-public information, including blackout periods and pre-clearance requirements. A copy of the insider trading policy was filed as Exhibit 19 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2024. Because the Company has not historically engaged in stock buybacks and grants awards during open windows, the Company has not adopted formal policies and procedures with respect to the Company’s transactions in its own securities.

Timing of Equity Grants. During fiscal year 2024, the Compensation Committee did not grant any stock options or similar awards as part of the Company’s equity compensation programs. If stock options or similar awards are granted in the future, our practice is to not grant any such awards at a time when we are in possession of material nonpublic information, such as the release of earnings or news regarding a significant transaction. In addition, we generally do not grant stock options or similar awards (i) during trading blackout periods established under our insider trading policy or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. Our executive officers are not permitted to choose the grant date for their individual stock option or similar award grants.

Stock Ownership Guidelines. To underscore the importance of strong alignment between the interests of management and stockholders, the board of directors approved stock ownership guidelines for directors and executives, with our CEO and directors having the highest ownership requirements. Director and executive compensation are designed to provide a significant opportunity to tie individual rewards to long-term Company performance. The objective of our stock ownership guidelines is to support this overall philosophy of alignment and to send a positive message to our stockholders, customers, suppliers, and employees of our commitment to stockholder value. Each director and executive officer is expected to maintain minimum share ownership of shares with a value based on a multiple of base salary or director annual retainer listed below:

Multiple of Director Annual Retainer or Executive Base Salary
Within 5 Years
Directors	6x
CEO	6x
Other Executive Officers	3x

Stock ownership that is included toward attainment of the guidelines includes (i) shares owned directly (including through open market purchases, through the Company’s Employee Stock Purchase Plan or acquired and held upon vesting of Company equity awards); (ii) shares owned either jointly with, or separately by, his or her immediate family members residing in the same household; (iii) shares held in trust for the benefit of the individual, or his or her immediate family members; and (iv) unvested restricted shares and restricted stock units.

Directors and executives are expected to attain the specified target ownership levels within five years from becoming a director or an executive and remain at or above that level until retirement. The Compensation Committee of the board of directors regularly reviews progress toward achieving these ownership levels, and at its meeting in May 2024, the Compensation Committee determined that all of the directors and executives met the prescribed ownership levels.

Until a director or executive has satisfied the stock ownership guidelines, such director or executive is required to retain fifty percent (50%) of the net shares of common stock received from the Company as compensation after deducting any shares withheld by the Company or sold by the director or executive, if any, for the purpose of satisfying the exercise price and tax liabilities and related fees related to the settlement event. Once an individual achieves his or her stock ownership goal, these retention restrictions no longer will apply unless a disposition would cause the individual’s stock ownership to fall below his or her goal.

Impact of Tax Considerations. Section 162(m) of the Internal Revenue Code, through December 31, 2017, limited the tax deduction of public companies for compensation in excess of $1.0 million paid to their CEO and the three

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most highly compensated executive officers (other than the CFO) at the end of any fiscal year unless the compensation qualified as “performance-based compensation” Under applicable IRS regulations. For tax years after December 31, 2017, the Tax Cuts and Jobs Act of 2017 amended Section 162(m) to expand the $1.0 million deduction limitation described above to a larger group of employees and to eliminate the “performance-based” exception. The employees (referred to as “covered employees”) to whom the deduction limitation applies include the CEO and CFO (in each case, whether or not serving as executive officers as of the end of the fiscal year) and the three other most highly compensated executive officers. In addition, once considered a “covered employee” for a given year, the individual will be treated as a “covered employee” for all subsequent years.

The Compensation Committee has considered the effect of Section 162(m) on the Company’s executive compensation program. The Compensation Committee exercises discretion in setting base salaries, structuring incentive and long-term compensation awards and in determining payments in relation to levels of achievement of performance goals. The Compensation Committee believes that the total compensation program for Named Executive Officers should be managed in accordance with the objectives outlined in the Committee’s compensation philosophy and in the best overall interests of the Company’s stockholders. Accordingly, compensation paid by the Company may not be deductible because such compensation exceeds the limitations for deductibility under Section 162(m).

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COMPENSATION COMMITTEE REPORT

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company’s management. Based on that review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be incorporated in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024, and included in the Company’s Proxy Statement for its 2024 Annual Meeting of Stockholders.

The Compensation Committee of the Board of Directors

Melvin Keating, Chairman

Michael A. Kaufman

Jerry Jones

John Mutch

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EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

The following table and related notes provide information regarding fiscal year 2024 compensation for our Named Executive Officers, including our CEO and CFOs, and the other three most highly compensated executive officers for fiscal year 2024.

Summary Compensation Table for Fiscal Year 2024

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Ramesh Srinivasan	FY24	600,000	—	630,000	—	19,366	1,249,366
President and Chief Executive	FY23	600,000	—	5,219,824	—	16,464	5,836,288
Officer	FY22	600,000	—	204,000	—	18,789	822,789

Dave Wood	FY24	310,000	—	387,475	162,800	19,581	879,856
Vice President and Chief	FY23	275,000	82,500	247,490	—	29,325	634,316
Financial Officer	FY22	251,173	42,783	275,000	—	9,735	578,691

Don DeMarinis	FY24	275,000	—	192,511	298,603	13,917	780,031
Senior Vice President Sales,	FY23	250,000	226,176	175,027	—	20,222	671,424
Americas	FY22	250,000	32,205	—	—	12,776	294,981

Sridhar Laveti (5)	FY24	300,000	—	210,045	157,500	21,019	688,564
Senior Vice President, Product
Engineering & Customer Support

Sethuram Shivashankar (5)	FY24	310,000	—	248,021	162,800	17,945	738,766
Senior Vice President, Chief
Technology Officer & Chief
Information Officer

(1)
Amounts represent discretionary cash incentive payments awarded to the Named Executive Officers.
(2)
Stock Awards include grants of restricted shares and, with respect to Mr. Srinivasan, restricted stock units (RSUs). With respect to Mr. Srinivasan, amounts disclosed also include amounts received under the Company’s annual incentive plan, based on achievement of pre-set incentive goals established at the beginning of the year, as follows: 6,098 common shares were awarded in fiscal year 2024; 5,168 common shares were awarded in fiscal year 2023; and 5,384 common shares were awarded in fiscal year 2022. Amounts disclosed do not represent the economic value received by the Named Executive Officers. The value, if any, recognized for restricted shares and RSUs will depend upon the market price of the shares upon vesting. In accordance with SEC rules, the values for restricted shares, RSUs and common shares, are equal to the aggregate grant date fair value for each award computed in accordance with FASB ASC Topic 718. The fair value of RSU and restricted share grants subject only to a service condition is based on the closing price of our common shares on the grant date. For RSU and restricted share grants subject to a market condition (“performance grants”), we estimate the fair value on the grant date through a lattice option pricing model that utilizes a Monte Carlo analysis, based on the probable outcome of the performance condition. The fair value of grants of common shares is based on the closing price of our common shares on the grant date. Discussion of the assumptions used in determining these valuations is set forth in Note 13 of the Notes to Consolidated Financial Statements of the Company’s 2024 Annual Report.
(3)
Amounts represent cash-based annual incentive payments received based on pre-set incentive goals established at the beginning of the fiscal year. With respect to Mr. DeMarinis, amounts also include sales-related incentives. With respect to Mr. Srinivasan, his annual incentive award is paid in the form of stock, the value of which is reported in the “stock awards” column.

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EXECUTIVE COMPENSATION

(4)
All other compensation includes the following compensation, calculated based on the aggregate incremental cost to the Company of the benefits noted:

All Other Compensation for Fiscal Year 2024

Name	401(k) Company Match ($)	Executive Life Insurance ($)	All Other ($)(a)	Total ($)

R. Srinivasan	11,550	—	7,816	19,366
D. Wood	8,289	543	10,749	19,581
D. DeMarinis	5,201	—	8,716	13,917
S. Laveti	11,873	3,233	5,913	21,019
S. Shivashankar	12,035	—	5,910	17,945
(a)
Consists of matching funds for health savings accounts for each of Messrs. Wood and DeMarinis ($600 and $900, respectively) and costs of employee and family travel to Company leadership events and employee gifts received at such events for each of the Named Executive Officers.
(5)
Messrs. Laveti and Shivashankar were not considered Named Executive Officers in fiscal years 2023 or 2022. As such, compensation earned by Messrs. Laveti and Shivashankar prior to fiscal year 2024 is not included.

Grants of Plan-Based Awards

The following table and related notes summarize grants of equity and non-equity incentive compensation awards to our Named Executive Officers for fiscal year 2024. All equity awards were made under the Company’s 2020 Equity Incentive Plan.

Grants of Plan-Based Awards for Fiscal Year 2024

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards ($)(2)			Stock Awards: Number of	Grant Date Fair Value of
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	Shares of Stock (#)	Stock Awards ($)(3)

Ramesh Srinivasan	4/13/2023					300,000	600,000	900,000

Dave Wood	11/15/2023								4,265	387,475
	4/13/2023		62,000	155,000	201,500

Don DeMarinis	11/15/2023								2,119	192,511
	4/13/2023	(1)	60,000	150,000	195,000
	4/13/2023	(4)		150,000

Sridhar Laveti	11/15/2023								2,312	210,045
	4/13/2023		60,000	150,000	195,000

Sethuram Shivashankar	11/15/2023								2,730	248,021
	4/13/2023		62,000	155,000	201,500
(1)
Except with respect to Mr. DeMarinis’ sales-based annual incentive plan detailed in footnote 4, amounts shown in the columns under Estimated Possible Payouts Under Non-Equity Incentive Plan Awards represent fiscal year 2024 threshold, target and maximum cash-based annual incentive payouts under the 2024 annual incentive plan. Payouts under the 2024 annual incentive plan were based on achievement of net revenue goals and were further subject to satisfaction of an Adjusted EBITDA condition for each Named Executive Officer. As discussed in the CD&A above, annual incentives could not be earned for less than threshold performance. Fiscal year 2024 payouts for each Named Executive Officer pursuant to these awards are shown in the Summary Compensation Table above.
(2)
Amounts shown in the columns under Estimated Possible Payouts Under Equity Incentive Plan Awards represent fiscal year 2024 threshold, target and maximum annual incentive payouts under the 2024 annual incentive plan, which are paid out in stock in such number of shares that translate into the disclosed dollar amount at the time of the payout. Payouts under the 2024 annual incentive plan were based on achievement of net revenue goals and were further subject to satisfaction of an Adjusted EBITDA condition. As discussed in the CD&A above, annual incentives could not be earned for less than threshold performance. With respect to Mr. Srinivasan, his fiscal year 2024 annual incentive plan award was paid out on May 11, 2024 in the form of 6,098 shares with a grant date fair value of $630,000.

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EXECUTIVE COMPENSATION

(3)
The dollar amount shown for each equity grant, all of which are restricted shares, represents the grant date fair value of the shares, calculated in accordance with FASB ASC Topic 718, based on the closing price of our common shares on the grant date. The actual value, if any, recognized upon the vesting of shares will depend upon the market price of the shares on the date the shares vest. With respect to Mr. DeMarinis, upon his retirement on August 30, 2024, all unvested awards held by him will be forfeited on such date and will not vest.
(4)
With respect to Mr. DeMarinis, amounts shown in this row under the Estimated Possible Payouts Under Non-Equity Incentive Plan Awards columns represent fiscal year 2024 target cash-based annual incentive payouts upon achievement of target sales-based goals. As discussed in the CD&A above, annual incentives under this sales-based plan were not subject to any threshold or maximum limitations and instead are paid out on a sliding scale tied to actual performance (as a percentage of target). Mr. DeMarinis’ fiscal year 2024 payout under this sales-based plan is shown in the Summary Compensation Table above.

Outstanding Equity Awards

The following table and related notes summarize the outstanding equity awards held by the Named Executive Officers as of March 31, 2024.

Outstanding Equity Awards at 2024 Fiscal Year-End

		Option or SSAR Awards				Stock Awards
		Number of Securities Underlying Unexercised Options or SSARs (#)				Number of Shares		Market Value of Shares of
Name	Grant Date	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date	of Stock That Have Not Vested (#)(1)(2)		Stock That Have Not Vested ($)(3)

Ramesh Srinivasan	2/10/2020	600,000		36.60	8/10/2024
	3/10/2023					22,619		1,905,877
	3/10/2023					21,035		1,772,409
	3/10/2023					12,893		1,086,364

Dave Wood	11/19/2020	2,528		20.02	6/2/2027
	12/1/2021					5,484	(a)	462,082
	6/8/2022					2,129	(a)	179,390
	11/12/2022					1,128	(a)	95,045
	11/15/2023					4,265	(a)	359,369

Don DeMarinis	6/20/2019					1,936	(b)	163,127
	11/19/2020					513	(b)	43,225
	11/12/2022					2,119	(b)	178,547

Sridhar Laveti	5/31/2018	13,800		14.22	5/31/2025
	6/20/2019	9,272		22.41	6/20/2026
	11/19/2020	60,603		20.02	6/2/2027
	6/8/2022					2,013	(c)	169,615
	11/12/2022					533	(c)	44,911
	11/15/2023					2,312	(c)	194,809

Sethuram	12/1/2021					4,521	(d)	380,939
Shivashankar	6/8/2022					388	(d)	32,693
	11/12/2022					769	(d)	64,796
	11/15/2023					2,730	(d)	230,030

(1)
For Mr. Srinivasan, the share amounts represent RSUs granted to Mr. Srinivasan. 11,309 will vest on March 10, 2025, and 11,310 will vest on March 10, 2026. 21,035 will vest on March 10, 2026 if the closing price of the Company’s stock has been equal to or higher than $100 per share for 20 consecutive trading days following the grant date and Mr. Srinivasan continues to be employed with the Company on March 10, 2026. 12,893 will vest on March 10, 2026 if the closing price of the Company’s stock has been equal to or higher than $115 per share for 20 consecutive trading days following the grant date and Mr. Srinivasan continues to be employed with the Company on March 10, 2026.
(2)
For the Named Executive Officers other than Mr. Srinivasan, as of March 31, 2024, the vesting schedules for the stock awards were as follows:
a.
1,064 vest on June 30, 2024; 1,985 vest on October 31, 2024; 5,484 vest on November 30, 2024; 1,065 vest on June 30, 2025; 1,986 vest on October 31, 2025; 1,422 vest on October 31, 2026.
b.
968 vest on June 30, 2024; 962 vest on October 31, 2024; 968 vest on June 30, 2025; 963 vest on October 31, 2025; and 707 vest on October 31, 2026. Upon Mr. DeMarinis’ retirement on August 30, 2024, all unvested awards will be forfeited on such date and will not vest.

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EXECUTIVE COMPENSATION

c.
1,006 vest on June 30, 2024; 1,036 vest on October 31, 2024; 1,007 vest on June 30, 2025; 1,038 vest on October 31, 2025; and 771 vest on October 31, 2026.
d.
194 vest on June 30, 2024; 1,294 vest on October 31, 2024; 4,521 vest on November 30, 2024; 194 vest on June 30, 2025; 1,295 vest on October 31, 2025; and 771 vest on October 31, 2026.
(3)
Calculated based on the closing price of the shares on March 31, 2024, of $84.26 per share.

Option Exercises and Stock Vested

The following table and related notes summarize the exercise of stock options and/or SSARs and the vesting of other stock awards by the Named Executive Officers while they were serving as Named Executive Officers during fiscal year 2024.

Option Exercises and Stock Vested for Fiscal Year 2024

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)

Ramesh Srinivasan	—	—	11,309	865,478
Dave Wood	—	—	4,091	335,112
Don DeMarinis	2,634	141,699	1,223	88,337
Sridhar Laveti	15,000	1,057,050	1,272	91,872
Sethuram Shivashankar	—	—	3,049	260,507

(1)
The value realized upon exercise is determined by calculating the difference between (i) the closing market price of the shares underlying the options or SSARs on the date of exercise and (ii) the exercise price of the options or SSARs.
(2)
The amounts in this column reflect the full number of shares that vested and do not take into account shares withheld to satisfy tax obligations upon vesting.
(3)
The value realized on vesting of stock awards is determined by multiplying the number of shares underlying the stock awards by the closing market price of the shares on the vesting date of the awards.

Termination and Change of Control

The following table and discussion summarize certain information related to the total potential payments which would have been made to the Named Executive Officers in the event of termination of their employment with the Company, including in the event of a change of control, effective March 31, 2024, the last business day of fiscal year 2024, assuming that the current employment agreements with each of our Named Executive Officers had been in effect at such time.

Employment Agreements. The Named Executive Officers are each a party to an employment agreement with the Company.

If Mr. Srinivasan’s amended employment agreement is terminated by the Company without cause or by Mr. Srinivasan for good reason, then subject to his execution of a release of claims, Mr. Srinivasan will be entitled to receive severance equal to two years’ then-current base salary and two times the value of his target annual bonus performance shares, which will be paid during regular pay intervals over the course of two years. In addition, he will also receive (a) a lump sum payment in cash, on the 60th day after the termination date, equal to the total after-tax premiums required to pay for 24 months of COBRA continuation coverage under the Company’s medical, dental and vision insurance plans; (b) a lump sum payment in cash of his pro-rated bonus for the year of termination based on actual performance with no negative discretion by the Board; and (c) twelve (12) months of accelerated vesting of all equity compensation awards that are subject to time or service-based vesting and were unvested and outstanding on the termination date. If such termination occurs within three months before or 24 months after a change in control, Mr. Srinivasan will receive two times the sum of his then-current base salary and target annual bonus, 48 months of COBRA continuation coverage under the Company’s medical, dental and vision insurance plans, and 100% release of any post-closing restrictions related to equity awards that were deemed vested as a

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result of the change of control. In addition, upon any termination of employment, Mr. Srinivasan will receive accrued but unpaid base salary and payment for any unreimbursed expenses.

For Mr. Srinivasan, good reason means (i) a reduction in his base salary or target bonus opportunity, (ii) a material diminution in his authority, duties or responsibilities (including, without limitation, his no longer being the CEO of a publicly-traded company or the requirement that he report to anyone other than the Company’s board of directors or following a change in control he is not made the chief executive officer of the ultimate parent of the resulting entity), (iii) his removal as a member of the board of directors (other than by his voluntary resignation) or his failure to be appointed to the board of directors of the ultimate parent of any resulting entity following a change in control, (iv) any other action that constitutes a willful and material breach by the Company of a material provision of his employment agreement, (v) a material reduction in the benefits provided to him that is not part of a broader reduction of benefits applicable to substantially all other officers of the Company, (vi) ) a change of more than 50 miles in the geographic location at which you are required to provide services to the Company, or (vii) a material breach of the agreement by the Company (including a failure to pay current compensation or benefits when due), and the Company fails to materially cure such condition within 30 days of notice of the breach. For the other Named Executive Officers, good reason is limited to where the Company changes the Named Executive Officer’s position such that his compensation or responsibilities are substantially lessened or at any time prior to a change in control of the Company, the Named Executive Officer no longer reports to the CEO, and in each case the Company fails to cure such situation within 30 days after notice.

If the Company terminates the employment of any of the other Named Executive Officers without cause, we must pay severance equal to 12 months’ salary and reimbursement of the executive’s total premium for 12 months of COBRA continuation coverage under the Company’s health benefit plans. If the executive’s compensation is reduced by more than 10%, other than a general reduction that affects all similarly situated executives, or if at any time prior to a change in control the executive no longer reports to the CEO, the executive may terminate his employment if the Company fails to materially cure such condition within 30 days following notice of such condition by the executive, and the termination will be deemed to be a termination without cause and the executive is entitled to his or her severance benefits. In the event that any of these Named Executive Officers are terminated without cause or by the executive for good reason in the 24 months following a change of control of the Company, the executive is entitled to severance pay equal to 12 months’ salary and a pro rata portion of target annual incentive and reimbursement of the executive’s total premium for 12 months’ of COBRA continuation coverage under the Company’s health benefit.

During the term of his employment and for 24 months thereafter, Mr. Srinivasan is subject to the Company’s standard confidentiality and non-disclosure requirements, as well as non-competition and non-solicitation obligations, except that if the term of the employment agreement expires at the end of the initial three-year term, the non-competition provisions will only apply for 12 months following termination. Following a termination of employment of any other Named Executive Officer for any reason, such Named Executive Officer is prohibited for a 12-month period following termination from being employed by, owning, operating, controlling, or being connected with certain businesses that compete with the Company. The employment agreement for each of the other Named Executive Officer also contains an indefinite non-disclosure provision for the protection of the Company’s confidential information and a 12-month non-solicitation of Company employees.

2024 Proxy Statement | 41

EXECUTIVE COMPENSATION

Termination and Change of Control

	Ramesh Srinivasan	Dave Wood	Don DeMarinis	Sridhar Laveti	Sethuram Shivashankar

Voluntary Termination ($)(1)
Base Salary and Incentive	—	—	—	—	—
Health Insurance	—	—	—	—	—
Accelerated Vesting	—	—	—	—	—
Termination without Cause or by Employee for Good Reason ($)(2)
Base Salary and Incentive	2,400,000	310,000	275,000	300,000	310,000
Health Insurance (3)	53,372	34,185	22,635	34,446	41,342
Accelerated Vesting/RSUs	952,896	—	—	—	—
Total	3,406,268	344,185	297,635	334,446	351,342
Change of Control ($)(4)
Base Salary and Incentive	2,400,000	465,000	425,000	450,000	460,000
Health Insurance (3)	106,744	34,185	22,635	34,446	41,342
Accelerated Vesting/Stock and RSUs	952,896	1,095,886	384,900	409,335	708,458
Total	3,459,640	1,595,071	832,535	893,781	1,209,800
Death or Disability ($)(5)
Base Salary and Incentive	—	—	—	—	—
Health Insurance	—	—	—	—	—
Accelerated Vesting/Stock and RSUs	2,858,773	1,095,886	384,900	409,335	708,458
Total	2,858,773	1,095,886	384,900	409,335	708,458

(1)
A “voluntary termination” includes retirement or any other form of resignation other than for good reason or upon death or disability.
(2)
For Mr. Srinivasan, “cause” is defined as (i) conviction of a crime involving misappropriation of money or other property or conviction of a felony, or a guilty plea or plea of nolo contendere with respect to a felony, (ii) conduct that is Prohibited Activity under the non-competition section of his employment agreement, (iii) conduct that breaches his duty of loyalty to the Company or his willful misconduct, any of which materially injures the Company, (iv) a willful and material breach of his material obligations under any agreement entered into between him and the Company that materially injures the Company, or (v) failure to substantially perform his reasonable duties with the Company (other than by reason of his disability) that materially injures the Company. For the other Named Executive Officers, “cause” is defined as (i) breach of employment agreement or any other duty to the Company, (ii) dishonesty, fraud, or failure to abide by the published ethical standards, conflicts of interest, or material breach of Company policy, (iii) conviction of a felony crime or crime involving misappropriation of money or other Company property, or (iv) misconduct, malfeasance, or insubordination.
(3)
Health Insurance consists of health care and dental care benefits. The amount reflects reimbursement of COBRA benefits for the applicable period.
(4)
Cash severance payments in the event of a change of control are subject to a double trigger such that severance benefits are provided only upon a combination of a change of control and a qualified termination. SSARs and restricted shares vest upon a change of control without termination. For SSARs the value of accelerated vesting is calculated using the closing price of $82.51 per share on March 31, 2024, less the exercise price per share for the total number of SSARs accelerated. The value of restricted shares upon vesting reflects that same $82.51 closing price. Values represent potential vesting under a hypothetical change of control situation on March 31, 2024.
(5)
All restricted stock subject to time or performance vesting conditions will vest upon death or disability.

42 | 2024 Proxy Statement

EXECUTIVE COMPENSATION

Pay Versus Performance

The following table shows the total compensation for our named executive officers (“NEOs”) for the past four fiscal years as set forth in the Summary Compensation table, the “compensation actually paid” (or “CAP”) to our principal executive officer (“PEO”), and on an average basis, to our other NEOs (in each case, as determined under SEC rules), our Total Stockholder Return (“TSR”), the TSR of companies listed in the SIC Code 7373 - Computer Integrated Systems Design (our peer group for this purpose), our GAAP net income (loss), and our Company Selected Metric results (GAAP net revenue).

Fiscal Year ended March 31, (a)	Summary compensation on table total for PEO ($)(b)(1)	Compensation actually paid to PEO ($)(c)(2)	Average summary compensation on table total for non- PEO NEOs ($)(d)(3)	Average compensation actually paid to non- PEO NEOs ($)(e)(2)	Total stockholder return ($)(4)	Peer group total stockholder return ($)(4)	Net income (loss) (in thousands) ($)	Net revenue (in thousands) ($)(5)

2024	1,249,366	989,700	771,804	774,745	404.43	61.58	86,195	237,464
2023	5,836,288	9,323,318	605,203	1,791,185	394.01	11.64	14,582	198,065
2022	822,789	(205,682)	403,998	416,487	138.80	42.08	6,478	162,636
2021	348,447	10,333,284	1,342,437	3,148,920	187.19	34.69	(21,001)	137,176

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Srinivasan (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation table. Refer to “Summary Compensation Table for Fiscal Year 2024.”
(2)
The dollar amounts reported in column (c) and (e) represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. “Compensation actually paid” may not necessarily represent total cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. We do not have a defined benefit plan for named executives, so no adjustment for pension benefits is included in the table below. The following table details these adjustments:

Fiscal Year ended March 31, (a)	Executives	SCT Total Compensation ($)(A)	Grant date value of new awards ($)(B)	Year-end value of new awards ($)(i)	Change in value of prior awards that are unvested ($)(ii)	Change in value of vested awards granted in prior fiscal years ($)(iii)	Value of vested awards granted during fiscal year ($)(iv)	Value of unvested awards forfeited during fiscal year ($)(v)	Total equity CAP (C)=(i)+(ii) +(iii)+(iv)+(v) ($)	CAP (D)=(A)- (B)+(C) ($)
2024	PEO	1,249,366	630,000	—	(192,038)	(67,628)	630,000	—	370,334	989,700
	Other NEOs	771,804	259,513	240,689	23,888	(2,123)	—	—	262,453	774,745
2023	PEO	5,836,288	5,219,824	5,027,042	—	3,319,813	360,000	—	8,706,855	9,323,318
	Other NEOs	605,203	195,125	669,074	130,734	581,299	—	—	1,381,107	1,791,185
2022	PEO	822,789	204,000	—	(1,019,476)	(8,995)	204,000	—	(824,471)	(205,682)
	Other NEOs	403,998	99,375	101,195	41,643	(30,975)	—	—	111,864	416,487
2021	PEO	348,447	180,000	—	8,578,180	1,406,657	180,000	—	10,164,837	10,333,284
	Other NEOs	1,342,437	1,094,854	182,613	125,012	495,753	2,150,273	(52,315)	2,901,337	3,148,920

A.
The dollar amounts reported in the Summary Compensation table for the applicable fiscal year (on an average basis for the non-PEO NEOs).
B.
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and "Option Awards" columns in the Summary Compensation table for the applicable year (on an average basis for the non-PEO NEOs).
C.
The recalculated value of equity awards for each applicable year includes the addition (or subtraction, as applicable) of the following (on an average basis for the non-PEO NEOs):
(i)
the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;
(ii)
the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;
(iii)
for awards that vest in the applicable year, the change in the fair value as of the vesting date from the end of the prior fiscal year; and
(iv)
for awards that are granted and also vest in the applicable year, the fair value as of the vesting date. The valuation assumptions and processes used to recalculate fair values used a consistent process and did not materially differ from those disclosed at the time of the applicable grant; and
(v)
for awards that forfeit in the applicable year, the fair value as of the end of the prior fiscal year.
D.
“Compensation Actually Paid” may not necessarily represent total cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules.
(3)
The dollar amounts reported in column (d) are the average amounts of total compensation reported for the non-PEO NEOs for each corresponding year in the “Total” column of the Summary Compensation table. Refer to “Summary Compensation Table for Fiscal Year 2024.” For each of years ended March 31, 2024, 2023, 2022 and 2021, the non-PEO NEOs were:

2024 Proxy Statement | 43

EXECUTIVE COMPENSATION

Year ended March 31,	Non-PEO NEOs
2024	Dave Wood, Don DeMarinis, Sridhar Laveti, Sethuram Shivashankar
2023	Dave Wood, Kyle Badger, Prabuddha Biswas, Don DeMarinis
2022	Dave Wood, Kyle Badger, Don DeMarinis, Chris Robertson
2021	Dave Wood, Kyle Badger, Prabuddha Biswas, Don DeMarinis, Tony Pritchett

(4)
TSR is determined based on the value of an initial fixed investment of $100 at market close on the last trading before April 1, 2020. The TSR peer group consists of the companies listed in the SIC Code 7373 - Computer Integrated Systems Design.
(5)
Our company-selected measure is GAAP revenue.

Analysis of the Information Presented in the Pay versus Performance Table

As described in more detail in the section “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. Therefore, we do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular fiscal year and the Compensation Committee did not consider this information in making its executive compensation decisions. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR of the Company

For fiscal years 2021, 2022, 2023 and 2024, the Company’s TSR (based on a $100 investment at the beginning of fiscal year 2021) increased by 87.2%, decreased by 25.8%, increased by 183.9% and increased by 2.6%, respectively. During each of fiscal years 2022, 2023 and 2024, CAP to our PEO decreased from $10.3 million to $(0.2) million; increased from $(0.2) million to $9.3 million; and decreased from $9.3 million to $1.0 million, respectively. During each of fiscal years 2022, 2023 and 2024, average CAP to our non-PEO NEOs decreased from $3.1 million to $0.4 million; increased from $0.4 million to $1.8 million; and decreased from $1.8 million to $0.8 million, respectively.

Compensation Actually Paid and Net Income (Loss)

For fiscal years 2021, 2022, 2023 and 2024, the Company’s Net Income (Loss) increased by 38.4%, 130.8%, 125.1% and 491.1%, respectively. As noted above, CAP to our PEO and to our non-PEO NEOs decreased during fiscal year 2022, increased during fiscal year 2023 and decreased during fiscal year 2024.

Compensation Actually Paid and Revenue

For fiscal years 2021, 2022, 2023 and 2024, the Company’s Revenue (computed in accordance with GAAP) decreased by 14.7%, increased by 18.6%, increased by 21.8% and increased by 19.9%, respectively. As noted above, CAP to our PEO and to our non-PEO NEOs decreased during fiscal year 2022, increased during fiscal year 2023 and decreased during fiscal year 2024.

Cumulative TSR of the Company and Cumulative TSR of the Peer Group

Company TSR significantly outpaced Peer Group TSR (computed using the companies listed in the SIC Code 7373 - Computer Integrated Systems Design) for fiscal years 2021, 2022, 2023, and 2024.

44 | 2024 Proxy Statement

EXECUTIVE COMPENSATION

Financial Performance Measures

As described in greater detail in the section entitled “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on the objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•
Net Revenue
•
Adjusted EBITDA
•
Stock Price

2024 Proxy Statement | 45

EQUITY COMPENSATION PLAN INFORMATION

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of March 31, 2024.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders (2011 and 2016 Stock Incentive Plans and 2020 Equity Incentive Plan)	1,297,339	27.63	266,675
Equity compensation plans not approved by stockholders	—	—	—
Total	1,297,339	27.63	266,675

46 | 2024 Proxy Statement

PROPOSAL 3

PROPOSAL 3

ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and SEC rules require us to allow our stockholders to vote on a non-binding, advisory basis, on whether to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement, in accordance with the SEC’s compensation disclosure rules. As described more fully in our CD&A section of this Proxy Statement, our compensation programs applicable to our Named Executive Officers are designed to retain executives who can significantly contribute to our success, reward the achievement of specific annual and long-term goals and strategic objectives, and tie a significant portion of compensation to the long-term performance of our shares to align executive pay and stockholders’ interests. The Compensation Committee continually reviews the compensation programs for our Named Executive Officers to ensure the alignment of our executive compensation structure with our stockholders’ interests and market practices. As a result of this review, the Compensation Committee:

•
Maintained target annual incentive opportunities for the named executive officers for fiscal year 2024 at the same level, or below, as compared to fiscal year 2023; and
•
Set annual incentive performance targets for fiscal year 2024 based on improvements over prior year results.

We are asking stockholders to approve, on an advisory basis, our Named Executive Officers’ compensation as described in this Proxy Statement. Currently, we ask stockholders to vote on such compensation annually. This vote is not intended to address any specific item of compensation, but rather the overall compensation, and the philosophy, objectives, and structure applicable to such compensation. This advisory vote is not binding on the Company, the Compensation Committee, or our board of directors; however, we value the opinions of our stockholders and to the extent there is any significant vote against this proposal, we will consider our stockholders’ concerns and evaluate whether any actions are necessary to address those concerns. Accordingly, we are asking our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and the discussion under Executive Compensation, including the 2024 compensation tables and the related disclosure and narratives to those tables.”

PROPOSAL 3

Recommendation of the Board of Directors

The board recommends that stockholders vote “for” proposal 3. Proxy cards received by the company will be voted “for” proposal 3 unless the stockholder specifies otherwise on the proxy card.

Vote Required

The affirmative vote of the holders of shares representing a majority of the shares present or represented by proxy and entitled to vote will be required for the advisory approval of this proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.

2024 Proxy Statement | 47

AUDIT COMMITTEE REPORT

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the board of directors. The Audit Committee’s activities are governed by a written charter adopted by the board of directors, the Amended and Restated Audit Committee Charter, which is available at the Company’s website www.agilysys.com. The Audit Committee currently consists of three directors, all of whom are independent in accordance with the rules of the NASDAQ Stock Market, Section 10A(m) of the Securities Exchange Act of 1934, and the rules and regulations of the SEC. The Board has determined that Directors Donald Colvin, Dana Jones and John Mutch each qualify as an “audit committee financial expert” as defined by the SEC.

Management has the primary responsibility for the Company’s financial statements and the reporting process, including the system of internal controls over financial reporting. Grant Thornton LLP, the Company’s independent registered public accounting firm, audits the annual financial statements prepared by management and expresses an opinion on whether those financial statements conform with United States generally accepted accounting principles, and also audits the internal controls over financial reporting and management’s assessment of those controls. The Audit Committee hires the Company’s independent registered public accounting firm and monitors these processes.

In carrying out its responsibilities, the Audit Committee has reviewed and has discussed with the Company’s management the Company’s 2024 audited financial statements. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with United States generally accepted accounting principles. In addition, the Audit Committee discussed with the Company’s financial management and independent registered public accounting firm the overall scope and plans for the audit. The Audit Committee also met with the independent registered public accounting firm, with and without management present, to discuss the results of the audit, their evaluation of the Company’s internal controls over financial reporting, including both the design and usefulness of such internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has also received annual written disclosures from Grant Thornton regarding their independence from the Company and its management as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, has discussed with the independent registered public accounting firm their independence, and has considered the compatibility of non-audit services with the registered public accounting firm’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that the Company’s 2024 audited financial statements be included in the Company’s 2024 Annual Report on Form 10-K for the fiscal year ended March 31, 2024.

Submitted by the Audit Committee of the Board of Directors

Donald Colvin, Chairman

Dana Jones

John Mutch

48 | 2024 Proxy Statement

PROPOSAL 4

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

By NASDAQ and SEC rules, appointment of the Company’s independent registered public accounting firm (“Independent Accountant”) is the direct responsibility of the Audit Committee, and the Audit Committee has appointed Grant Thornton LLP as our Independent Accountant for the fiscal year ending March 31, 2025.

Stockholder ratification of the selection of Grant Thornton as our Independent Accountant is not required by our Bylaws or otherwise; however, the board of directors has determined to seek stockholder ratification of that selection to provide stockholders an avenue to express their views on this important matter. If our stockholders fail to ratify the selection, the Audit Committee will seek to understand the reasons for the vote against ratification and will take those views into account in this and future appointments. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different Independent Accountant at any time during the year if it is determined that such a change would be in the best interests of the Company and our stockholders.

The Audit Committee reviewed the fees of Grant Thornton LLP, our Independent Accountant for fiscal year 2024. Fees for services rendered by Grant Thornton for fiscal years 2024 and 2023 were:

	2024	2023
Audit fees ($)	979,524	755,915
Audit-related fees ($)	10,700	—
Tax fees ($)	58,098	—
Total fees ($)	1,048,322	755,915

“Audit Fees” consist of fees billed for professional services related to our annual audits under PCAOB auditing standards, quarterly reviews of our condensed consolidated financial statements, reviews of certain SEC filings, comfort letter issuance, and statutory audits. “Audit-related fees” include fees for assurance and related services other than those included in Audit fees. “Tax Fees” include tax compliance, tax planning and tax consulting services.

Representatives of Grant Thornton are expected to be present virtually at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Audit Committee adopted an Audit and Non-Audit Services Pre-Approval Policy to ensure compliance with SEC and other rules and regulations relating to auditor independence, with the goal of safeguarding the continued independence of our Independent Accountant. The Pre-Approval Policy sets forth the procedures and conditions pursuant to which audit, review, and attest services and non-audit services to be provided to the Company by our Independent Accountant may be pre-approved. The Audit Committee is required to pre-approve the audit and non-audit services performed by our Independent Accountant to assure that the provision of such services does not impair independence. Unless a type of service to be provided has received pre-approval as set forth in the Pre-Approval Policy, it will require separate pre-approval by the Audit Committee before commencement of the engagement. Any proposed service that has received pre-approval, but which will exceed pre-approved cost limits will require separate pre-approval by the Audit Committee. All audit services were pre-approved by the Audit Committee during fiscal years 2024 and 2023.

2024 Proxy Statement | 49

PROPOSAL 4

Vote Required

The affirmative vote of the holders of shares representing a majority of the shares present or represented by proxy and entitled to vote will be required for the advisory approval of this proposal. Abstentions will have the effect of a vote against this proposal. We do not expect any broker non-votes to result from this proposal.

PROPOSAL 4

Recommendation of the Board of Directors

The board recommends that stockholders vote “for” the ratification of Grant Thornton as our independent registered public accounting firm. Proxy cards received by the company will be voted “for” proposal 4 unless the stockholder specifies otherwise on the proxy card.

50 | 2024 Proxy Statement

RELATED PERSON TRANSACTIONS

RELATED PERSON TRANSACTIONS

Since April 1, 2023, there has not been, and there is not currently proposed, any transaction or series of similar transactions requiring disclosure under Item 404 of Regulation S-K.

Policy on Approval of Related Person Transactions

All related person transactions with the Company require the prior approval or ratification by our Audit Committee. The board of directors adopted Related Person Transaction Procedures to formalize the procedures by which our Audit Committee reviews and approves or ratifies related person transactions. The procedures set forth the scope of transactions covered, the process for reporting such transactions, and the review process. Covered transactions include any transaction, arrangement, or relationship with the Company in which any director, executive officer, or other related person has a direct or indirect material interest, except for business travel and expense payments, share ownership, and executive compensation approved by the board of directors. Transactions are reportable to the Company’s General Counsel, who will oversee the initial review of the reported transaction and notify the Audit Committee of transactions within the scope of the procedures, and the Audit Committee will determine whether to approve or ratify the transaction. Through our Nominating and Corporate Governance Committee, we make a formal yearly inquiry of all of our executive officers and directors for purposes of disclosure of related person transactions, and any such newly revealed related person transactions are conveyed to the Audit Committee. All officers and directors are charged with updating this information with our internal legal counsel.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding.” This means that only one copy of this proxy statement and Annual Report on Form 10-K may have been sent to multiple stockholders sharing an address unless the stockholders provide contrary instructions. We will promptly deliver a separate copy of these documents to you if you call or write us at: Agilysys, Inc., 3655 Brookside Parkway, Suite 300, Alpharetta, Georgia 30022, Attention: Secretary; telephone (770) 810-7800.

If you want to receive separate copies of our proxy statements and annual reports to stockholders or Notice of Internet Availability of Proxy Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address or telephone number.

OTHER MATTERS

The Board is not aware of any matter to come before the Annual Meeting of Stockholders other than those mentioned in the accompanying Notice. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy card intend, to the extent permitted by law, to vote using their best judgment on such matters.

2024 Proxy Statement | 51

RELATED PERSON TRANSACTIONS

STOCKHOLDER PROPOSALS

Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with the 2025 Annual Meeting of Stockholders must submit their proposals so that they are received by our Secretary at our Alpharetta office, located at 3655 Brookside Parkway, Suite 300, Alpharetta, Georgia 30022, no later than the close of business on March 28, 2025. Each proposal submitted should be accompanied by the name and address of the stockholder submitting the proposal and the number of common shares owned. If the proponent is not a stockholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the proxy rules of the SEC.

In order for a stockholder to bring a matter properly before the 2025 Annual Meeting present (other than a matter brought pursuant to SEC Rule 14a-8), the stockholder must comply with the requirements set forth in our Bylaws, including: (i) be a stockholder of record at the time notice of the matter is given and at the time of the meeting, (ii) be entitled to vote at the meeting, and (iii) have given timely written notice of the matter to the Secretary. A stockholder’s notice of a matter the stockholder wishes to present at the 2025 Annual Meeting (other than a matter brought pursuant to SEC Rule 14a-8), must be received by our Secretary at our Alpharetta office, located at 3655 Brookside Parkway, Suite 300, Alpharetta, Georgia 30022, no earlier than May 15, 2025, and no later than June 14, 2025.

In addition, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company no later than July 14, 2025 that sets forth the information required by the Company’s bylaws and Rule 14a-19 under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote in the election of directors in support of director nominees other than the Company’s nominees.

Any stockholder entitled to vote at the Annual Meeting on September 12, 2024, may make a request in writing and we will mail, at no charge, a copy of our 2024 Annual Report, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for the most recent fiscal year. Written requests should be directed to Agilysys, Inc., Attn: Investor Relations, 3655 Brookside Parkway, Suite 300, Alpharetta, Georgia 30022.

Please sign and return your proxy card promptly or vote via the Internet or telephone. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

52 | 2024 Proxy Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This proxy statement and other publicly available documents, including the documents incorporated herein and therein by reference, contain, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, our ability to achieve operational efficiencies and meet customer demand for products and services and the risks described in the Company’s filings with the Securities and Exchange Commission, including those listed in Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2024. Any forward-looking statement made by us is based only on information currently available and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement made herein or any forward-looking statement that may be made from time to time, whether written or oral, whether as a result of new information, future events, or otherwise.

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Appendix A

AGILYSYS, INC. 2024 EQUITY INCENTIVE PLAN

1.
Purpose; Eligibility.
1.1.
General Purpose. The name of this plan is the Agilysys, Inc. 2024 Equity Incentive Plan. The purposes of the Plan are to (a) enable Agilysys, Inc., a Delaware corporation, and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
1.2.
Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.
1.3.
Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-Qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.
2.
Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Shares are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 7.4 of the Plan.

“Cause” means:

i.
with respect to any Employee or Consultant: (a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) if no such agreement exists, or if such agreement does not define Cause: (i) the Employee’s or Consultant’s conviction or misappropriation of money or other property or conviction of a felony, or a guilty plea or plea of nolo contendere with respect to a felony, (ii) conduct that is

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in competition with the Company or an Affiliate (iii) conduct that breaches the Employee’s or Consultant’s duty of loyalty to the Company or an Affiliate (iv) the Employee’s or Consultant’s gross negligence or willful misconduct with respect to the Company or an Affiliate or a Participant’s willful misconduct, any of which materially injures the Company or an Affiliate, (iv) a willful and material breach by the Employee’s or Consultant’s obligations under any agreement entered into with the Company or an Affiliate that materially injures the Company or an Affiliate, or (iv) the Employee’s or Consultant’s failure to substantially perform his or her duties with the Company or an Affiliate (other than by reason of his or her Disability).
ii.
with respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the Director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee has the discretion to determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” shall mean the first occurrence of any of the following:

i.
the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”), of Beneficial Ownership of 50% or more of the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or an Affiliate, (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or one of its Affiliates, (C) any acquisition pursuant to a transaction that complies with (ii)(1), (ii)(2) and (ii)(3) below, (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);
ii.
consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination (1) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (2) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (3) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination;

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iii.
the Incumbent Directors cease for any reason to constitute at least a majority of the Board unless this clause (iii) is waived by a vote of at least two-thirds of the directors of the Company still in office who were directors of the Company at the beginning of any such period, but only to the extent adverse tax consequences under Section 409A of the Code would not be triggered; or
iv.
the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries, taken as a whole, to any Person that is not a Subsidiary of the Company.

Notwithstanding the foregoing, if with respect to an Award that is subject to Section 409A of the Code under which a Change in Control is a “payment event”, then for such purpose, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A of the Code.

The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4, or any Officers of the Company to whom it has delegated authority as permitted under Section 3.3.

“Common Shares” means the common shares, without par value, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Agilysys, Inc., a Delaware corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act or any successor form thereto.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. In the case an Employee is holding an Incentive Stock Option the determination of leave and when such an Employee is deemed terminated will be determined in accordance with the statutory rules governing Incentive Stock Options. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

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“Deferred Stock Units” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.11.

“Effective Date” shall mean July 25, 2024, the date as of which this Plan was adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Shares as determined below. If the Common Shares are listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a Common Share (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Shares, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons. Notwithstanding the foregoing, the Committee may also determine the Fair Market Value upon the average selling price of the Common Shares during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or Stock Appreciation Right, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period and otherwise compliant with Section 409A of the Code.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

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“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and an “independent director” as defined in the Marketplace Rules of The NASDAQ Stock Market LLC.

“Non-Qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a Common Share may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 7.4 and is payable by delivery of Common Shares and/or which is measured by reference to the value of Common Shares.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual Common Shares or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this Agilysys, Inc. 2024 Equity Incentive Plan, as amended from time to time.

“Prior Plan” means the 2016 Stock Incentive Plan and the 2020 Equity Incentive Plan, as Amended and Restated.

“Related Rights” has the meaning set forth in Section 7.1(a).

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“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Restricted Stock” has the meaning set forth in Section 7.2(a).

“Restricted Stock Units” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a Common Share on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.2.

“Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

“Substitute Award” has the meaning set forth in Section 4.5.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

3.
Administration.
3.1.
Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:
(a)
to construe and interpret the Plan and apply its provisions;
(b)
to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;
(c)
to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d)
to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;
(e)
to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f)
from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;
(g)
to determine the number of Common Shares to be made subject to each Award;
(h)
to determine whether each Option is to be an Incentive Stock Option or a Non-Qualified Stock Option;

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(i)
to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;
(j)
to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;
(k)
to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
(l)
to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;
(m)
to make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments;
(n)
to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and
(o)
to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
3.2.
Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
3.3.
Delegation. The Committee or, if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board; provided that if the Board intends to comply with the exemption requirements of Rule 16b-3 with respect to Awards granted to any insider subject to Section 16 of the Exchange Act, then administration of the Plan with respect to such awards may only be delegated to two or more Non-Employee Directors. The term “Committee” shall apply to any person or persons to whom such authority has been delegated pursuant to this Section 3.3. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
3.4.
Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall at all times consist solely of two or

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more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to an Officer or Officers the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a committee of the Board that does not at all times consist solely of two or more Non-Employee Directors. In the event that an Award is made to an any insider subject to Section 16 of the Exchange Act that is not exempt from Rule 16b-3, the Award is not void unless otherwise provided in the Award Agreement.
3.5.
Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
4.
Shares Subject to the Plan.
4.1.
Initial Pool. Subject to adjustment in accordance with Section 11, the maximum aggregate number of Common Shares available for issuance under the Plan is 3,000,000, plus (i) the number of Common Shares that, on the Effective Date, are available to be granted under the Prior Plan but which are not then subject to outstanding awards under the Prior Plan, and (ii) the number of Common Shares subject to outstanding awards under the Prior Plan as of the Effective Date which thereafter are forfeited, settled in cash or cancelled or expire (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of Common Shares required to satisfy such Awards. Upon the approval of this Plan by Company shareholders, the Prior Plan will terminate; provided that all outstanding awards under the Prior Plan as of such approval date shall remain outstanding and shall be administered and settled in accordance with the provisions of the Prior Plan.
4.2.
Authorized Share Type. Common Shares available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.
4.3.
ISO Limit. Subject to adjustment in accordance with Section 11, no more than 3,000,000 Common Shares may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).
4.4.
Lapsed Awards; Availability of Shares. Any Common Shares subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of Common Shares to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein, the following shares subject to an Award under the Plan shall not again be made available for future grants of Awards under the Plan: (i) shares that are tendered or withheld to satisfy tax withholding obligations with respect to an Award or to pay the exercise price of an Option; (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; or (iii) shares purchased on the open market with cash proceeds from the exercise of Options. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the aggregate limitation of the Plan as provided herein.

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4.5.
Substitute Awards. Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Reserve.
4.6.
Minimum Vesting Requirements. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) Shares delivered in lieu of fully vested cash obligations, (iii) Awards to Non-Employee Directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available Total Share Reserve (subject to adjustment under Section 11); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change in Control, in the terms of the Award Agreement or otherwise.
4.7.
No Right to Dividends on Certain Awards. No dividends will be paid to a Participant with respect to any shares subject to an Award of any Option or Stock Appreciation Right. No dividends will be paid to a Participant with respect to any shares subject to a Restricted Award, Performance Award or Other Equity-Based Award prior to the vesting of such Award. For the avoidance of doubt, as described in Section 7.2(b), any dividends that may be attributable to any particular share of Restricted Stock or any particular Restricted Stock Unit or Deferred Stock Unit shall only be distributed to a Participant upon the release of restrictions on such share of Restricted Stock or the settlement or payment of such Restricted Stock Unit or Deferred Stock Unit, as applicable, and a Participant shall have no right to such dividends if such Award is forfeited.
4.8.
No Option or Stock Appreciation Right Repricings. Other than in connection with a change in the Company’s capitalization pursuant to Section 11 or a Change in Control, the exercise price of an Option or Stock Appreciation Right may not be reduced without approval of the Company’s stockholders (including permitting the cash buyout of Options or Stock Appreciation Rights when the exercise price exceeds the Fair Market Value or canceling previously awarded Options or Stock Appreciation Rights in exchange for other Awards, Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Option or Stock Appreciation Right).
4.9.
Limit on Compensation Paid to Non-Employee Directors. The total compensation paid to a single Non-Employee Director in any calendar year, including the cash compensation and the cash value of all equity Awards granted to the Non-Employee Director in such calendar year, shall not exceed $500,000; provided that the independent members of the Board may make exceptions to this limit for a non-executive chairperson of the Board and/or the chairperson of any committee, provided further that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation. Such annual limit shall be measured based on the value of an Award as of the date the Award is granted (not the date of payment). Accordingly, the annual limit shall not include the value of an Award in the calendar year when it is paid or vests if such year is different from the year the Award is granted. For purposes of this Section 4.9, Non-Employee Director compensation in any calendar year shall include amounts or grants that would have been paid or made, as applicable, to the Non-Employee Director in the calendar year absent the Non-Employee Director’s election to defer such compensation to a subsequent year.

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5.
Eligibility.
5.1.
Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Non-Qualified Stock Options and Stock Appreciation Rights may only be granted to Employees, Consultants or Directors of the Company or its Subsidiaries and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors of the Company or its Subsidiaries following the Grant Date. Awards other than Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.
5.2.
Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Shares on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.
6.
Options.
6.1.
Option Provisions: Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Common Shares purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
(a)
Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-Qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-Qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.
(b)
Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Shares subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
(c)
Exercise Price of a Non-Qualified Stock Option. The Option Exercise Price of each Non-Qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Shares subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-Qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.
6.2.
Consideration. The Option Exercise Price of Common Shares acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Shares, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby

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the Participant identifies for delivery specific Common Shares that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of Common Shares equal to the difference between the number of shares thereby purchased and the number of identified attestation Common Shares (a “Stock for Stock Exchange”); (ii) if the Common Shares are listed on any established stock exchange or a national market system, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the exercise price (i.e., by means of a “cashless” exercise procedure); (iii) only with respect to a Non-Qualified Stock Option, by reduction in the number of Common Shares otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise (i.e., by means of a “net exercise”); (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Award Agreement, the exercise price of Common Shares acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Shares acquired, directly or indirectly from the Company, shall be paid only by Common Shares of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Shares are publicly traded (i.e., the Common Shares are listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.
6.3.
Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.4.
Transferability of a Non-Qualified Stock Option. A Non-Qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-Qualified Stock Option does not provide for transferability, then the Non-Qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. Following a transfer under this Section 6.4, any such Non-Qualified Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and any shares acquired pursuant to the Non-Qualified Stock Option shall be subject to the same restrictions on transfer of shares as would have applied to the Participant. Subsequent transfers of transferred Non-Qualified Stock Options shall be prohibited except to Permitted Transferees of the original Participant in accordance with this Section 6.4 or by will or the laws of descent and distribution. The provisions of Section 6 and the Award Agreement governing the Non-Qualified Stock Options, as relating to duration and exercisability of the Non-Qualified Stock Options, including in the event of termination of the Participant’s employment or service shall continue to be applied with respect to the original Participant, following which the Non-Qualified Stock Option shall be exercisable by the transferee only to the extent, and for the periods specified in Article 6 and the governing Award Agreement.
6.5.
Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a Common Share.

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Appendix A

6.6.
Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.
6.7.
Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of Common Shares would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
6.8.
Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date that is 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.
6.9.
Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.
6.10.
Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.
6.11.
Reload Options. No Option may include provisions that “reload” the Option upon exercise.
7.
Provisions of Awards Other Than Options.
7.1.
Stock Appreciation Rights.
(a)
General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

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(b)
Grant Requirements. Any Related Right that relates to a Non-Qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.
(c)
Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.
(d)
Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a Common Share.
(e)
Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of Common Shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a Common Share on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of Common Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.
(f)
Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of one Common Share on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per Common Share subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 409A of the Code are satisfied.
(g)
Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of Common Shares for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of Common Shares for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of Common Shares for which such Option has been exercised.
(h)
Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Stock Appreciation Rights may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under such Awards shall be exercisable during the Participant’s lifetime only by such Participant or such Participant’s legal representative.
7.2.
Restricted Awards.
(a)
General. A Restricted Award is either (i) an Award of actual Common Shares (“Restricted Stock”) having a value equal to the Fair Market Value of an identical number of Common Shares, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine or (ii) an Award of

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Restricted Stock Unit which is an Award of hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of Common Shares that entitles the Participant to payment in cash or Common Shares in the event the Restricted Period ends with respect to all or a portion of the Restricted Stock Unit Award. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
(b)
Restricted Stock and Restricted Stock Units.
(i)
Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and share dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or share dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in Common Shares having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.
(ii)
The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No Common Shares shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one Common Share) may be credited with an amount equal to the cash and share dividends paid by the Company in respect of one Common Share (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in Common Shares having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

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(c)
Restrictions.
(i)
Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the share certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the share certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company. The Committee has the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock was granted, such action is appropriate.
(ii)
Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.
(d)
Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a Common Share.
(e)
Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or share dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one Common Share for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii)hereof and the interest thereon or, at the discretion of the Committee, in Common Shares having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Shares in lieu of delivering only Common Shares for Vested Units. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the Fair Market Value of the Common Shares as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.
(f)
Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

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(g)
Transferability. Unless otherwise specified by the Committee in its sole discretion and set forth in the Award Agreement, the shares of Restricted Stock, Restricted Stock Units or Deferred Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Restriction Period established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to the Restricted Stock, Restricted Stock Units or Deferred Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or such Participant’s legal representative.
7.3.
Performance Share Awards.
(a)
Grant of Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of Common Shares or share-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.
(b)
Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.
(c)
Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any potential individual Performance Share Awards and the achievement of performance goals relating to Performance Share Awards, shall be made in writing. The Committee may delegate any responsibility relating to such Performance Share Awards.
7.4.
Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.
8.
Securities Law Compliance. Each Award Agreement shall provide that no Common Shares shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell Common Shares upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Shares issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Shares upon exercise of such Awards unless and until such authority is obtained.
9.
Use of Proceeds from Shares. Proceeds from the sale of Common Shares pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.
10.
Miscellaneous.

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10.1.
Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
10.2.
Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Common Shares subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Share certificate is issued, except as provided in Section 11 hereof.
10.3.
No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
10.4.
Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.
10.5.
Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Shares under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold Common Shares from the Common Shares otherwise issuable to the Participant as a result of the exercise or acquisition of Common Shares under the Award, provided, however, that no Common Shares are withheld for such purpose with a value exceeding the maximum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered Common Shares of the Company; or (d) if the Common Shares are listed on any established stock exchange or a national market system, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the tax required to be withheld by law (i.e., by means of a “cashless” exercise procedure). Notwithstanding the foregoing, such election regarding the satisfaction of withholding tax obligations must be made in writing on or prior to (i) the date of exercise, in the case of Options and Stock Appreciation Rights (ii) the date of income inclusion with respect to Restricted Stock Units or Deferred Stock Units, and thus the vesting, settlement or payment date, as applicable, and (iii) the expiration of the Restricted Period, in respect of Restricted Stock. Any election made under this Section 10.5 shall be irrevocable by the Participant and may be disapproved by the Committee at any time in its sole discretion. If an election is disapproved by the Committee, the Participant must satisfy his obligations pursuant to this paragraph in cash.
11.
Adjustments Upon Changes in Shares. In the event of changes in the outstanding Common Shares or in the capital structure of the Company by reason of any share or extraordinary cash dividend, share split, reverse share split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of Common Shares subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a

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Appendix A

Common Share or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-Qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-Qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
12.
Effect of Change in Control. Notwithstanding any other provision of the Plan to the contrary, immediately upon the occurrence of a Change in Control, the following provisions of this Section 12 shall apply except to the extent an Award Agreement provides for a different treatment (in which case the Award Agreement shall govern): all then-outstanding Awards held by a Participant and not previously vested shall become 100% vested; provided that if the achievement of the performance goals applicable to an Award have not been measured, then such performance goals shall be deemed satisfied as if target performance was achieved.
13.
Amendment of the Plan and Awards.
13.1.
Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Shares and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.
13.2.
Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.
13.3.
Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
13.4.
No Impairment of Rights. Except as provided in Section 13.3, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
13.5.
Amendment of Awards. Except as provided in Section 13.3, the Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
14.
General Provisions.
14.1.
Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
14.2.
Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of

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Appendix A

equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).
14.3.
Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
14.4.
Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.
14.5.
Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of Common Shares or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.
14.6.
Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
14.7.
Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Shares or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.
14.8.
No Fractional Shares. No fractional Common Shares shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional Common Shares or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
14.9.
Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.
14.10.
Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. For any Award subject to Section 409A of the Code, any payment or distribution that is triggered upon termination or cessation of employment or a comparable event shall be interpreted consistent with the definition of “separation from service” within the meaning of Treasury Regulation Section 1.409A-1(h). Notwithstanding anything in the Plan to the contrary, with respect to amounts payable under an Award subject to Section 409A of the Code, in the event that a Participant is a “specified employee” as defined in Section 409A of the Code, any amount that is payable in connection with the Participant’s separation from service shall not be paid prior to the date which is six months after the date the Participant separates from service (or, if earlier, the date the Participant dies). A

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Appendix A

Participant who is subject to the restriction described in the previous sentence shall be paid on the first payroll date following the first day of the seventh month after the Participant’s separation from service in an amount equal to the benefit that the Participant would have received during such six-month period absent the restriction. Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.
14.11.
Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of Common Shares acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the Common Shares acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Common Shares.
14.12.
Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
14.13.
Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
14.14.
Expenses. The costs of administering the Plan shall be paid by the Company.
14.15.
Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.
14.16.
Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.
14.17.
Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.
14.18.
Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business, stock and/or assets of the Company.
15.
Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a share Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.
16.
Termination or Suspension of the Plan. The Plan shall terminate automatically on tenth anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

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Appendix A

17.
Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59 P.M. ET on September 11, 2024. Online Go to www.investorvote.com/AGYS or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/AGYS 2024 Annual Meeting Proxy Card • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. A 1. Election of Directors: + 01 - Donald A. Colvin 02 - Dana Jones 03 - Jerry Jones 04 - Michael A. Kaufman 05 - Melvin L. Keating 06 - John Mutch 07 - Ramesh Srinivasan Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees 01 020304050607 For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. For Against Abstain For Against Abstain 2. Approval of the Agilysys, Inc. 2024 Equity Incentive Plan 3. Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers set forth in the attached Proxy Statement 4. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025 Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 040WIA

2024 Annual Meeting of Stockholders of Agilysys, Inc. September 12, 2024 at 8:00 am ET 3655 Brookside Parkway, Suite 300 Alpharetta, GA 30022 Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.agilysys.com/en/company/investor-relations Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/AGYS • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proxy — Agilysys, Inc + Notice of 2024 Annual Meeting of Stockholders of Agilysys, Inc. Proxy Solicited by Board of Directors for Annual Meeting — September 12, 2024 Kyle Badger and Ramesh Srinivasan, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Agilysys, Inc. to be held on September 12, 2024 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3 and 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Non-Voting Items C Change of Address — Please print new address below. Comments — Please print your comments below. +